UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number:	811-08457
Exact name of registrant as specified in charter:	Delaware Group® Foundation Funds
Address of principal executive offices:	2005 Market Street
Philadelphia, PA 19103
Name and address of agent for service:	David F. Connor, Esq.
2005 Market Street
Philadelphia, PA 19103
Registrant’s telephone number, including area code:	(800) 523-1918
Date of fiscal year end:	March 31
Date of reporting period:	March 31, 2020

Item 1. Reports to Stockholders

Annual report

Multi-asset mutual fund

Delaware Strategic Allocation Fund

March 31, 2020

Beginning on or about June 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of your Fund’s shareholder reports will no longer be sent to you by mail, unless you specifically request them from the Fund or from your financial intermediary, such as a broker/dealer, bank, or insurance company. Instead, you will be notified by mail each time a report is posted on the website and provided with a link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you do not need to take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by signing up at delawarefunds.com/edelivery. If you own these shares through a financial intermediary, you may contact your financial intermediary.

You may elect to receive paper copies of all future shareholder reports free of charge. You can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by contacting us at 800 523-1918. If you own these shares through a financial intermediary, you may contact your financial intermediary to elect to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with the Delaware Funds® by Macquarie or your financial intermediary.

Carefully consider the Fund’s investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in the Fund’s prospectus and its summary prospectus, which may be obtained by visiting delawarefunds.com/literature or calling 800 523-1918. Investors should read the prospectus and the summary prospectus carefully before investing.

You can obtain shareholder reports and prospectuses online instead of in the mail.

Visit delawarefunds.com/edelivery.

Experience Delaware Funds® by Macquarie

Macquarie Investment Management (MIM) is a global asset manager with offices in the United States, Europe, Asia, and Australia. As active managers we prioritize autonomy and accountability at the investment team level in pursuit of opportunities that matter for clients. Delaware Funds is one of the longest-standing mutual fund families, with more than 80 years in existence.

If you are interested in learning more about creating an investment plan, contact your financial advisor.

You can learn more about Delaware Funds or obtain a prospectus for Delaware Strategic Allocation Fund at delawarefunds.com/literature.

Manage your account online

●	Check your account balance and transactions

●	View statements and tax forms

●	Make purchases and redemptions

Visit delawarefunds.com/account-access.

Macquarie Asset Management (MAM) offers a diverse range of products including securities investment management, infrastructure and real asset management, and fund and equity-based structured products. MIM is the marketing name for certain companies comprising the asset management division of Macquarie Group. This includes the following investment advisers: Macquarie Investment Management Business Trust (MIMBT), Macquarie Funds Management Hong Kong Limited, Macquarie Investment Management Austria Kapitalanlage AG, Macquarie Investment Management Global Limited, Macquarie Investment Management Europe Limited, Macquarie Capital Investment Management LLC, and Macquarie Investment Management Europe S.A.

The Fund is distributed by Delaware Distributors, L.P. (DDLP), an affiliate of MIMBT and Macquarie Group Limited.

Other than Macquarie Bank Limited (MBL), none of the entities noted are authorized deposit-taking institutions for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of MBL. MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise. The Fund is governed by US laws and regulations.

Unless otherwise noted, views expressed herein are current as of March 31, 2020, and subject to change for events occurring after such date.

The Fund is not FDIC insured and is not guaranteed. It is possible to lose the principal amount invested.

Advisory services provided by Delaware Management Company, a series of MIMBT, a US registered investment advisor.

All third-party marks cited are the property of their respective owners.

© 2020 Macquarie Management Holdings, Inc.

Portfolio management review
Delaware Strategic Allocation Fund	April 7, 2020 (Unaudited)

Performance preview (for the year ended March 31, 2020)

Delaware Strategic Allocation Fund (Institutional Class shares)	1-year return	-9.29%

Delaware Strategic Allocation Fund (Class A shares)	1-year return	-9.55%

Bloomberg Barclays US Aggregate Index (benchmark)	1-year return	+8.93%

S&P 500® Index (benchmark)	1-year return	-6.98%

Lipper Mixed-Asset Target Allocation Moderate Funds Average	1-year return	-6.32%

Past performance does not guarantee future results.

For complete, annualized performance for Delaware Strategic Allocation Fund, please see the table on page 4. Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Institutional Class shares pay no distribution and service fee.

The performance of Class A shares excludes the applicable sales charge. Both Institutional Class shares and Class A shares reflect the reinvestment of all distributions.

The Lipper Mixed-Asset Target Allocation Moderate Funds Average compares funds that, by portfolio practice, maintain a mix of between 40% and 60% equity securities, with the remainder invested in bonds, cash, and cash equivalents.

Please see page 7 for a description of the index. Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

Investment objective

The Fund seeks capital appreciation with current income as a secondary objective.

Economic backdrop

The period from April 1, 2019 to March 31, 2020 was mixed from a performance perspective. Prices of most risk assets had risen quite substantially up until the COVID-19 outbreak. Market developments in the first quarter of 2020, and particularly March 2020, led to substantially falling prices of risk assets. In the equity markets, US small-cap equities underperformed US large caps, US value underperformed US growth, and US real estate investment trusts (REITs) underperformed the broad US equity market. Equities declined globally across all regions, including developed and emerging markets. In the fixed income markets, performance on an aggregate basis was positive, with US fixed income securities generating higher returns than non-US fixed income securities. The price of many commodities declined even more than equity prices during the Fund’s fiscal year. Over the

12 months ended March 31, 2020, the spot price of West Texas Intermediate (WTI, Cushing) crude oil fell by nearly two-thirds, and the broadly diversified Bloomberg Commodity Index dropped by more than 20%. In contrast, the spot price of gold rose by almost 25%. (Source: Bloomberg.)

Within the Fund

For the fiscal year ended March 31, 2020, Delaware Strategic Allocation Fund underperformed its benchmarks, the Bloomberg Barclays US Aggregate Index and the S&P 500 Index. The Fund’s Institutional Class shares declined 9.29%. The Fund’s Class A shares fell 9.55% at net asset value and declined 14.77% at maximum offer price. These figures reflect all distributions reinvested. During the same period, the Bloomberg Barclays US Aggregate Index gained 8.93% and the S&P 500 Index declined 6.98%. For complete, annualized performance of Delaware Strategic Allocation Fund, please see the table on page 4.

Portfolio management review

Delaware Strategic Allocation Fund

The Fund’s negative return for the fiscal year ended March 31, 2020 was lower than that of the S&P 500 Index. This mainly stemmed from the fact that the Fund’s equity exposure was to a large extent allocated to international and emerging markets equities, which generally delivered lower returns than US large-cap equities for the 12-month period. The Fund tends to hold a higher weight in non-US securities than most other asset allocation funds. Thus, when US markets are delivering higher total returns than non-US markets, or when the US dollar is appreciating relative to other currencies, the Fund tends to struggle by comparison with its peers. Additionally, within US equities, the allocation to small-cap and real estate equities, which both underperformed the broad market, was unfavorable for the Fund during the 12-month period.

A large portion of the Fund was invested in US fixed income securities, which had several sub-sectors post significant gains, helping to dampen the negative effects of poor equity performance. During the fiscal year ended March 31, 2020, the Fund delivered returns that were lower than the average returns of its Lipper peer group, as shown on page 1.

Portfolio positioning

The Fund’s strategic policy weights reflect a commitment to seeking diversification across geographies and asset classes. At the beginning of April 2019, the Fund was positioned defensively relative to its strategic policy weights. In particular, the Fund was below its strategic policy weights in developed market equities – both US and international – while it held a tactical position in US real estate equities. The main overweight was in US fixed income securities. In broad terms, we maintained an underweight in US equity sectors and a tactical position in US REITs for the 12 months ended March 31, 2020. However, the extent of these active positions varied throughout the fiscal period, along with other reallocations. At the beginning of the second quarter, we reduced the US fixed income allocation towards its strategic weight. In return, we increased the Fund’s allocation to international equities and maintained the overweight to emerging markets equities. In the third and fourth quarters of 2019, we chose to gradually reduce the active equity positions across all regions while establishing a small fixed income overweight. This changed in mid-December when we added to US equity exposure, which slightly overweighted equities overall relative to strategic policy weights. During the market selloff in March 2020 and immediately after the COVID-19-related lockdowns in Italy, we decided to cut back equity investments to an underweight position. At the same time, we overweighted the allocation to US fixed income. We later again reduced this underweight to equities while we maintained a small underweight to equity overall.

As part of the oversight process, we periodically analyze the sources of the Fund’s active performance. Over the 12 months ended March 31, 2020, the Fund’s active positioning with respect to the strategic policy weights of different asset classes was disadvantageous to the Fund’s active performance, relative to its hypothetical returns at the strategic policy weights. Most of this underperformance occurred in the first quarter of 2020. In terms of asset allocation, the main detractor was the overweight credit and underweight duration allocation within the Fund’s fixed income sleeves. The underweight in US equities versus international and emerging markets during most of the Fund’s reporting period and the tactical addition of US REITs also detracted from active performance. In contrast, active positions in international equities, especially the underweight in March 2020, added to performance. In March 2020, the increased underweight of US equities likewise contributed to performance.

We periodically examine the contribution of derivatives to the Fund’s performance. Based on the available information, during the 12 months ended March 31, 2020, the Fund’s combination of futures, options, swaps, and currency positions had only a limited impact on performance. This limited impact detracted from the Fund’s performance for the fiscal year. As the Fund’s fiscal year ended, we sought to continue to deliver the potential benefits of diversification while actively managing risk. With these two principles in mind, the Fund seeks to deliver returns that are derived from tactical asset allocation decisions as well as from active management of individual asset classes and investment styles. We manage the Fund based on the assumption that investors should keep a global perspective when evaluating potential investment opportunities, and therefore continue to include investment possibilities around the globe within the Fund.

Performance summary

Delaware Strategic Allocation Fund	March 31, 2020 (Unaudited)

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 800 523-1918 or visiting delawarefunds.com/performance.

Fund and benchmark performance[1,2]	Average annual total returns through March 31, 2020

	1 year	5 year	10 year	Lifetime

Class A (Est. Dec. 31, 1997)

Excluding sales charge	-9.55%	+1.06%	+4.36%	+4.24%

Including sales charge	-14.77%	-0.13%	+3.74%	+3.97%

Class C (Est. Dec. 31, 1997)

Excluding sales charge	-10.19%	+0.29%	+3.56%	+3.47%

Including sales charge	-11.03%	+0.29%	+3.56%	+3.47%

Class R (Est. June 2, 2003)

Excluding sales charge	-9.74%*	+0.79%	+4.08%	+4.88%

Including sales charge	-9.74%*	+0.79%	+4.08%	+4.88%

Institutional Class (Est. Dec. 31, 1997)

Excluding sales charge	-9.29%	+1.30%	+4.61%	+4.50%

Including sales charge	-9.29%	+1.30%	+4.61%	+4.50%

Bloomberg Barclays US Aggregate Index	+8.93%	+3.36%	+3.88%	+5.01%**

S&P 500 Index	-6.98%	+6.73%	+10.53%	+6.50%**

*Total return for the report period presented in the table differs from the return in “Financial highlights.” The total return presented in the above table is calculated based on the net asset value (NAV) at which shareholder transactions were processed. The total return presented in “Financial highlights” is calculated in the same manner but also takes into account certain adjustments that are necessary under US generally accepted accounting principles (US GAAP) required in the annual report.

**The benchmark lifetime return is for Institutional Class share comparison only and is calculated using the last business day in the month of the Fund’s Institutional Class inception date.

1Returns reflect the reinvestment of all distributions and are presented both with and without the applicable sales charges described below. Returns do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Expense limitations were in effect for certain classes during some or all of the periods shown in the “Fund and benchmark performance” table. Expenses for each class are listed on the “Fund expense ratios” table on page 6. Performance would have been lower had expense limitations not been in effect.

Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Institutional Class shares pay no distribution and service (12b-1) fee.

Class A shares are sold with a maximum front-end sales charge of 5.75%, and have an annual 12b-1 fee of 0.24% of average daily net assets. In connection with the merger with Delaware Balanced Fund, the Board has adopted a formula for calculating 12b-1 plan fees for the Fund’s Class A shares. The Fund’s Class A shares are currently subject to a blended 12b-1 fee equal to the sum of: (i) 0.10% of average daily net assets representing shares acquired prior to June 1, 1992, and (ii) 0.25% of average daily net assets representing shares acquired on or after June 1, 1992. All Class A shares currently bear 12b-1 fees at the same rate, the blended rate, currently 0.24% of average daily net assets, based on the formula described above. This method of calculating Class A 12b-1 fees may be discontinued at the sole discretion of the Board. Performance for Class A shares, excluding sales charges, assumes that no front-end sales charge applied.

Class C shares are sold with a contingent deferred sales charge of 1.00% if redeemed during the first 12 months. They are also subject to an annual 12b-1 fee of 1.00% of average daily net assets. Performance for Class C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or that the investment was not redeemed.

Class R shares are available only for certain retirement plan products. They are sold without a sales charge and have an annual 12b-1 fee of 0.50% of average daily net assets.

Fixed income securities and bond funds can lose value, and investors can lose principal, as interest rates rise. They also may be affected by economic conditions that hinder an issuer’s ability to make interest and principal payments on its debt.

The Fund may also be subject to prepayment risk, the risk that the principal of a bond that is held by a portfolio will be prepaid prior to maturity, at the time when interest rates are lower than what the bond was paying. A portfolio may then have to reinvest that money at a lower interest rate.

High yielding, non-investment-grade bonds (junk bonds) involve higher risk than investment grade bonds. The high yield secondary market is particularly susceptible to liquidity problems when institutional investors, such as mutual funds and certain other financial institutions, temporarily stop buying bonds for regulatory, financial, or other reasons. In addition, a less liquid secondary market makes it more difficult for the Fund to obtain precise valuations of the high yield securities in its portfolio.

If and when the Fund invests in forward foreign currency contracts or uses other investments to hedge against currency risks, the Fund will be subject to special risks, including counterparty risk.

The Fund may invest in derivatives, which may involve additional expenses and are subject to risk, including the risk that an underlying security or securities index moves in the opposite direction from what the portfolio manager anticipated. A derivatives transaction depends upon the counterparties’ ability to fulfill their contractual obligations.

International investments entail risks not ordinarily associated with US investments including fluctuation in currency values, differences in accounting principles, or economic or political instability in other nations. Investing in emerging markets can be riskier than investing in established foreign markets due to increased volatility and lower trading volume.

Risk controls and asset allocation models do not promise any level of performance or guarantee against loss of principal.

Narrowly focused investments may exhibit higher volatility than investments in multiple industry sectors.

Real estate investment trust (REIT) investments are subject to many of the risks associated with direct real estate ownership, including changes in economic conditions, credit risk, and interest rate fluctuations.

The Fund may experience portfolio turnover in excess of 100%, which could result in higher transaction costs and tax liability.

Performance summary

Delaware Strategic Allocation Fund

Interest payments on inflation-indexed debt securities will vary as the principal and/or interest is adjusted for inflation.

LIBOR risk is the risk that potential changes related to the use of the London interbank offered rate (LIBOR) could have adverse impacts on financial instruments which reference LIBOR. The potential abandonment of LIBOR could affect the value and liquidity of instruments which reference LIBOR.

The disruptions caused by natural disasters, pandemics, or similar events could prevent the Fund from executing advantageous investment decisions in a timely manner and could negatively impact the Fund’s ability to achieve its investment objective and the value of the Fund’s investments.

2The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the following “Fund expense ratios” table. Delaware Management Company has agreed to reimburse certain expenses and/or waive certain fees in order to prevent total annual fund operating expenses (excluding any 12b-1 fees, acquired fund fees and expenses, taxes, interest, short sale and dividend and interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations (collectively, nonroutine expenses)) from exceeding 0.90% of the Fund’s average daily net assets from April 1, 2019 to March 31, 2020.* Please see the most recent prospectus and any applicable supplement(s) for additional information on these fee waivers and/or reimbursements. Please see the “Financial highlights” section in this report for the most recent expense ratios.

Fund expense ratios	Class A	Class C	Class R	Institutional Class

Total annual operating expenses	1.20%	1.96%	1.46%	0.96%
(without fee waivers)
Net expenses	1.14%	1.90%	1.40%	0.90%
(including fee waivers, if any)
Type of waiver	Contractual	Contractual	Contractual	Contractual

*The aggregate contractual waiver period covering this report is from July 27, 2018 through July 29, 2020.

Performance of a $10,000 investment1

Average annual total returns from March 31, 2010 through March 31, 2020

For period beginning March 31, 2010 through March 31, 2020	Starting value	Ending value

S&P 500 Index	$10,000	$27,211

Delaware Strategic Allocation Fund — Institutional Class shares	$10,000	$15,693

Bloomberg Barclays US Aggregate Index	$10,000	$14,638

Delaware Strategic Allocation Fund — Class A shares	$9,425	$14,437

1 The “Performance of a $10,000 investment” graph assumes $10,000 invested in Institutional Class and Class A shares of the Fund on March 31, 2010, and includes the effect of a 5.75% front-end sales charge (for Class A shares) and the reinvestment of all distributions. The graph does not reflect the deduction of taxes the shareholders would pay on Fund distributions or redemptions of Fund shares. Expense limitations were in effect for some or all of the periods shown. Performance would have been lower had expense limitations not been in effect. Expenses are listed in the “Fund expense ratios” table on page 6. Please note additional details on pages 4 through 8.

The graph also assumes $10,000 invested in the Bloomberg Barclays US Aggregate Index and the S&P 500 Index as of March 31, 2010.

The S&P 500 Index measures the performance of 500 mostly large-cap stocks weighted by market value, and is often used to represent performance of the US stock market.

The Bloomberg Barclays US Aggregate Index is a broad composite that tracks the investment grade domestic bond market.

The Bloomberg Commodity Index, mentioned on page 1, is a highly liquid and diversified benchmark commodity price index. The index comprises 23 exchange-traded futures on physical commodities, representing 21 commodities that are weighted to account for economic significance and market liquidity.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index. Past performance is not a guarantee of future results.

Performance summary

Delaware Strategic Allocation Fund

Performance of other Fund classes will vary due to

different charges and expenses.

	Nasdaq symbols	CUSIPs
Class A	DFBAX	245918503
Class C	DFBCX	245918701
Class R	DFBRX	245918834
Institutional Class	DFFIX	245918800

Disclosure of Fund expenses

For the six-month period from October 1, 2019 to March 31, 2020 (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period from Oct. 1, 2019 to March 31, 2020.

Actual expenses

The first section of the table shown, “Actual Fund return,” provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second section of the table shown, “Hypothetical 5% return,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. The Fund’s expenses shown in the table reflect fee waivers in effect and assume reinvestment of all dividends and distributions.

Disclosure of Fund expenses

For the six-month period from October 1, 2019 to March 31, 2020 (Unaudited)

Delaware Strategic Allocation Fund

Expense analysis of an investment of $1,000

	Beginning Account Value 10/1/19	Ending Account Value 3/31/20	Annualized Expense Ratio	Expenses Paid During Period 10/1/19 to 3/31/20*

Actual Fund return†
Class A	$1,000.00	$885.20	1.12%	$5.28
Class C	1,000.00	881.50	1.88%	8.84
Class R	1,000.00	883.60	1.38%	6.50
Institutional Class	1,000.00	886.60	0.88%	4.15

Hypothetical 5% return (5% return before expenses)
Class A	$1,000.00	$1,019.40	1.12%	$5.65
Class C	1,000.00	1,015.60	1.88%	9.47
Class R	1,000.00	1,018.10	1.38%	6.96
Institutional Class	1,000.00	1,020.60	0.88%	4.45

*“Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

†Because actual returns reflect only the most recent six-month period, the returns shown may differ significantly from fiscal year returns.

In addition to the Fund’s expenses reflected above, the Fund also indirectly bears its portion of the fees and expenses of the investment companies in which it invests (Underlying Funds), including exchange-traded funds. The table above does not reflect the expenses of the Underlying Funds.

Security type / sector allocation, top 10

equity holdings, and country allocation

Delaware Strategic Allocation Fund	As of March 31, 2020 (Unaudited)

Sector designations may be different than the sector designations presented in other Fund materials. The sector designations may represent the investment manager’s internal sector classifications.

Security type / sector	Percentage of net assets

Common Stock	51.63%
US Markets	25.29%
Communication Services	2.39%
Consumer Discretionary	2.03%
Consumer Staples	1.06%
Energy	0.51%
Financials	3.14%
Healthcare	4.45%
Industrials	2.20%
Information Technology	5.22%
Materials	1.04%
Real Estate	2.69%
Utilities	0.56%
Developed Markets	18.70%
Communication Services	1.02%
Consumer Discretionary	1.80%
Consumer Staples	3.07%
Energy	0.61%
Financials	2.65%
Healthcare	3.30%
Industrials	2.70%
Information Technology	1.24%
Materials	1.35%
Real Estate	0.53%
Utilities	0.43%
Emerging Markets	7.64%
Communication Services	1.82%
Consumer Discretionary	1.17%
Consumer Staples	0.69%
Energy	1.13%
Financials	0.52%
Healthcare	0.12%
Industrials	0.00%
Information Technology	1.97%
Materials	0.17%
Real Estate	0.03%
Utilities	0.02%

Exchange-Traded Funds	5.38%

Security type / sector allocation, top 10

equity holdings, and country allocation

Delaware Strategic Allocation Fund

Security type / sector	Percentage of net assets
Limited Partnership	0.01%
Agency Asset-Backed Security	0.00%
Agency Collateralized Mortgage Obligations	1.82%
Agency Commercial Mortgage-Backed Securities	0.51%
Agency Mortgage-Backed Securities	14.27%
Collateralized Debt Obligations	0.61%
Corporate Bonds	14.37%
Banking	4.29%
Basic Industry	0.81%
Capital Goods	0.52%
Communications.	2.01%
Consumer Cyclical	0.42%
Consumer Non-Cyclical	1.14%
Energy	1.06%
Financials	0.46%
Insurance	0.42%
Real Estate	0.55%
Technology	0.83%
Transportation	0.08%
Utilities	1.78%
Loan Agreements	0.90%
Municipal Bonds	0.46%
Non-Agency Asset-Backed Securities	1.88%
Non-Agency Collateralized Mortgage Obligations	1.42%
Non-Agency Commercial Mortgage-Backed Securities	2.95%
Sovereign Bond	0.01%
Preferred Stock	0.55%
Short-Term Investments	4.88%
Total Value of Securities	101.65%
Liabilities Net of Receivables and Other Assets	(1.65%)
Total Net Assets	100.00%

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Top 10 equity holdings	Percentage of net assets
Microsoft	0.95%
Reliance Industries GDR	0.66%
Tencent Holdings	0.59%
Samsung Electronics	0.58%
Amazon.com	0.57%
Alibaba Group Holding ADR	0.57%
Roche Holding	0.56%
Nestle	0.55%
Taiwan Semiconductor Manufacturing	0.53%
Alphabet Class A	0.50%

*Country / market	Percentage of net assets
US Markets	66.98%
Developed Markets	21.59%
Australia	1.70%
Austria	0.11%
Belgium	0.12%
Canada	0.10%
Cayman Islands	0.85%
Denmark	0.51%
Finland	0.18%
France	2.42%
Germany	1.38%
Hong Kong	0.16%
Ireland	0.27%
Israel	0.32%
Italy	0.23%
Japan	5.56%
Netherlands	1.24%
Portugal	0.12%
Singapore	0.51%
Spain	0.73%
Sweden	0.45%
Switzerland	2.34%
United Kingdom	2.29%

Security type / sector allocation, top 10

equity holdings, and country allocation

Delaware Strategic Allocation Fund

*Country / market	Percentage of net assets
Emerging Markets	8.20%
Argentina	0.05%
Brazil	0.67%
Chile	0.06%
China	2.68%
Colombia	0.02%
India	0.84%
Indonesia	0.13%
Malaysia	0.01%
Mexico	0.48%
Morocco	0.09%
Peru	0.04%
Republic of Korea	1.61%
Russia	0.48%
Taiwan	0.90%
Turkey	0.14%
Total	96.77%

*Allocation includes all investments except for short-term investments.

Schedule of investments

Delaware Strategic Allocation Fund	March 31, 2020

	Number of shares	Value (US $)
Common Stock – 51.63%
US Markets – 25.29%
Communication Services – 2.39%
Alphabet Class A †	908	$1,055,051
AT&T	26,139	761,952
ATN International	1,247	73,211
Century Communications =†	25,000	0
Charter Communications Class A †	947	413,186
Cinemark Holdings	2,277	23,203
Comcast Class A	20,396	701,214
Facebook Class A †	1,409	235,021
Netflix †	769	288,759
Nexstar Media Group Class A	577	33,310
Take-Two Interactive Software †	1,772	210,177
Verizon Communications	9,300	499,689
Walt Disney	7,092	685,087
Yelp †	2,688	48,465

		5,028,325

Consumer Discretionary – 2.03%
Amazon.com †	617	1,202,977
American Eagle Outfitters	6,665	52,987
Aramark	3,263	65,162
BorgWarner	2,256	54,979
Chegg †	1,972	70,558
Chuy’s Holdings †	1,645	16,565
Dollar Tree †	6,400	470,208
Domino’s Pizza	807	261,524
DR Horton	1,550	52,700
Five Below †	909	63,975
Home Depot	2,052	383,129
Jack in the Box	681	23,869
KB Home	1,804	32,652
Lowe’s	5,600	481,880
Malibu Boats Class A †	2,051	59,048
NIKE Class B	3,983	329,553
Starbucks	3,221	211,749
Steven Madden	3,790	88,042
Taylor Morrison Home †	3,192	35,112
Tenneco Class A †	1,245	4,482
Texas Roadhouse	696	28,745
Toll Brothers	2,972	57,211
Tractor Supply	1,924	162,674
Wendy’s	4,195	62,422

		4,272,203

Schedule of investments

Delaware Strategic Allocation Fund

	Number of shares	Value (US $)
Common Stock (continued)
US Markets (continued)
Consumer Staples – 1.06%
Archer-Daniels-Midland	14,600	$513,628
BJ’s Wholesale Club Holdings †	1,739	44,292
Casey’s General Stores	1,067	141,367
Conagra Brands	17,498	513,391
General Mills	3,396	179,207
J&J Snack Foods	677	81,917
Mondelez International Class A	10,273	514,472
PepsiCo	1,947	233,835

		2,222,109

Energy – 0.51%
Chevron	2,651	192,091
ConocoPhillips	16,335	503,118
EOG Resources	771	27,694
Marathon Oil	31,807	104,645
Occidental Petroleum	17,700	204,966
Patterson-UTI Energy	3,762	8,841
PDC Energy †	270	1,677
Pioneer Natural Resources	537	37,671

		1,080,703

Financials – 3.14%
Allstate	5,500	504,515
American Equity Investment Life Holding	4,646	87,345
American International Group	15,400	373,450
Axis Capital Holdings	1,789	69,145
Bank of New York Mellon	15,100	508,568
BlackRock	409	179,948
Bryn Mawr Bank	1,543	43,790
Capital One Financial	2,167	109,260
CenterState Bank	5,384	92,766
Charles Schwab	7,121	239,408
City Holding	983	65,399
CME Group	2,246	388,356
Comerica	1,461	42,866
East West Bancorp	2,989	76,937
Essent Group	4,068	107,151
First Bancorp (North Carolina)	2,206	50,914
First Financial Bancorp	5,239	78,113
First Interstate BancSystem Class A	2,358	68,005
Great Western Bancorp	3,878	79,421
Hamilton Lane Class A	1,171	64,768
Independent Bank	1,299	83,617

	Number of shares	Value (US $)
Common Stock (continued)
US Markets (continued)
Financials (continued)
Independent Bank Group	2,141	$50,699
Intercontinental Exchange	1,699	137,194
JPMorgan Chase & Co.	5,032	453,031
Kemper	560	41,647
KeyCorp	10,216	105,940
KKR & Co. Class A	12,371	290,347
LendingTree †	154	28,242
Marsh & McLennan	5,700	492,822
MGIC Investment	5,677	36,049
NMI Holdings Class A †	1,528	17,740
Old National Bancorp	6,413	84,587
Pacific Premier Bancorp	1,139	21,459
Primerica	321	28,402
Prudential Financial	1,544	80,504
Raymond James Financial	1,793	113,318
Reinsurance Group of America	961	80,859
RLI	178	15,652
Selective Insurance Group	1,729	85,931
State Street	1,827	97,324
Stifel Financial	2,432	100,393
Travelers	1,026	101,933
Truist Financial	13,800	425,592
Umpqua Holdings	5,064	55,198
United Community Banks	3,195	58,500
US Bancorp	3,436	118,370
Valley National Bancorp	6,776	49,533
WesBanco	2,805	66,479
WSFS Financial	1,676	41,766

		6,593,253

Healthcare – 4.45%
Abbott Laboratories	9,356	738,282
Adamas Pharmaceuticals †	2,801	8,095
Agios Pharmaceuticals †	1,923	68,228
Becton Dickinson and Co.	875	201,049
Brookdale Senior Living †	28,642	89,363
Cardinal Health	11,000	527,340
ChemoCentryx †	736	29,572
Cigna	4,413	781,895
CONMED	1,377	78,861
CryoLife †	3,589	60,726
CVS Health	8,400	498,372

Schedule of investments

Delaware Strategic Allocation Fund

	Number of shares	Value (US $)
Common Stock (continued)
US Markets (continued)
Healthcare (continued)
DexCom †	668	$179,872
Edwards Lifesciences †	753	142,031
Exact Sciences †	2,020	117,160
Gilead Sciences	970	72,517
Illumina †	984	268,750
Intercept Pharmaceuticals †	1,190	74,922
Intuitive Surgical †	204	101,023
IQVIA Holdings †	3,627	391,208
Johnson & Johnson	6,756	885,914
Ligand Pharmaceuticals Class B †	1,152	83,773
Merck & Co.	10,022	771,093
Merit Medical Systems †	3,173	99,156
Natera †	4,189	125,084
Neurocrine Biosciences †	1,162	100,571
NuVasive †	1,784	90,377
Pfizer	23,086	753,527
Prestige Consumer Healthcare †	3,234	118,623
PTC Therapeutics †	1,531	68,298
Quidel †	1,663	162,658
Repligen †	1,652	159,484
Retrophin †	6,152	89,758
Spectrum Pharmaceuticals †	5,663	13,195
Supernus Pharmaceuticals †	3,072	55,265
Tabula Rasa HealthCare †	2,082	108,868
Teladoc Health †	1,144	177,331
Thermo Fisher Scientific	832	235,955
Ultragenyx Pharmaceutical †	2,729	121,249
UnitedHealth Group	1,385	345,391
Vanda Pharmaceuticals †	6,084	63,030
Vertex Pharmaceuticals †	850	202,258
Wright Medical Group †	3,037	87,010

		9,347,134

Industrials – 2.20%
ABM Industries	3,041	74,079
Applied Industrial Technologies	2,207	100,904
ASGN †	1,901	67,143
Barnes Group	1,333	55,759
BrightView Holdings †	4,504	49,814
Casella Waste Systems Class A †	1,599	62,457
Caterpillar	2,853	331,062

	Number of shares	Value (US $)
Common Stock (continued)
US Markets (continued)
Industrials (continued)
Columbus McKinnon	2,945	$73,625
Eaton	1,751	136,035
Emerson Electric	1,354	64,518
ESCO Technologies	1,054	80,009
Federal Signal	4,520	123,306
Gates Industrial †	3,716	27,424
Honeywell International	1,042	139,409
Hub Group Class A †	1,702	77,390
Ingersoll Rand †	873	21,650
Kadant	1,112	83,011
Lockheed Martin	520	176,254
MasTec †	1,974	64,609
Mobile Mini	2,591	67,962
MYR Group †	2,673	70,006
Northrop Grumman	1,600	484,080
Oshkosh	1,326	85,302
Parker-Hannifin	1,248	161,903
Raytheon	3,400	445,910
Rexnord	3,549	80,456
Rockwell Automation	385	58,100
Southwest Airlines	2,119	75,458
Tetra Tech	1,757	124,079
Trane Technologies	990	81,764
Uber Technologies †	8,068	225,259
Union Pacific	1,758	247,948
United Technologies	2,301	217,053
US Ecology	2,174	66,090
Waste Management	2,986	276,384
Werner Enterprises	1,577	57,182

		4,633,394

Information Technology – 5.22%
Accenture Class A	1,330	217,136
Adobe †	1,322	420,713
Anixter International †	540	47,450
Apple	3,034	771,516
Applied Materials	2,781	127,425
Arista Networks †	871	176,421
Autodesk †	1,761	274,892
Belden	1,990	71,799
Blackbaud	772	42,885
Box Class A †	486	6,823

Schedule of investments

Delaware Strategic Allocation Fund

	Number of shares	Value (US $)
Common Stock (continued)
US Markets (continued)
Information Technology (continued)
Broadcom	2,855	$676,921
Brooks Automation	2,988	91,134
Cisco Systems	18,543	728,925
Coupa Software †	965	134,839
ExlService Holdings †	1,686	87,723
II-VI †	3,383	96,416
Intel	14,518	785,714
Intuit	270	62,100
J2 Global	1,808	135,329
KBR	1,952	40,367
MACOM Technology Solutions Holdings †	763	14,444
Mastercard Class A	1,334	322,241
MaxLinear †	5,132	59,890
Microsoft	12,680	1,999,763
Mimecast †	1,510	53,303
NETGEAR †	2,091	47,758
Oracle	9,800	473,634
Paylocity Holding †	435	38,419
PayPal Holdings †	3,271	313,166
Plantronics	720	7,243
PTC †	1,587	97,140
Q2 Holdings †	1,781	105,186
Rapid7 †	2,849	123,447
salesforce.com †	1,593	229,360
Semtech †	2,537	95,138
ServiceNow †	1,600	458,528
Silicon Laboratories †	1,099	93,866
SS&C Technologies Holdings	3,797	166,385
Texas Instruments	1,250	124,913
Twilio Class A †	1,596	142,826
Tyler Technologies †	832	246,738
Visa Class A	4,742	764,031

		10,973,947

Materials – 1.04%
Balchem	898	88,651
Ball	6,529	422,165
Boise Cascade	4,377	104,085
Coeur Mining †	5,866	18,830
Corteva	3,673	86,315
Dow	1,908	55,790
DuPont de Nemours	15,176	517,502

	Number of shares	Value (US $)
Common Stock (continued)
US Markets (continued)
Materials (continued)
Eastman Chemical	2,534	$118,034
Ferro †	3,518	32,928
Kaiser Aluminum	1,447	100,248
Linde	496	85,808
Minerals Technologies	2,376	86,154
Neenah	2,138	92,212
Quaker Chemical	695	87,765
Reliance Steel & Aluminum	650	56,934
Westrock	5,169	146,076
Worthington Industries	3,025	79,406

		2,178,903

Real Estate – 2.69%
American Assets Trust	2,220	55,500
American Tower	1,023	222,758
Apartment Investment & Management Class A	2,376	83,516
Armada Hoffler Properties	4,536	48,535
AvalonBay Communities	1,775	261,227
Boston Properties	999	92,138
Brandywine Realty Trust	8,736	91,903
Brixmor Property Group	6,047	57,447
Camden Property Trust	1,348	106,816
Cousins Properties	2,452	71,770
Douglas Emmett	4,725	144,160
EastGroup Properties	977	102,077
Empire State Realty Trust Class A	1,250	11,200
Equity LifeStyle Properties	2,600	149,448
Equity Residential	10,371	639,994
Essex Property Trust	1,025	225,746
Extra Space Storage	1,200	114,912
Federal Realty Investment Trust	650	48,497
First Industrial Realty Trust	9,191	305,417
Highwoods Properties	2,650	93,863
Host Hotels & Resorts	8,525	94,116
JBG SMITH Properties	1,312	41,761
Kilroy Realty	1,600	101,920
Kite Realty Group Trust	5,921	56,072
Lexington Realty Trust	12,353	122,665
Macerich	1,400	7,882
Mack-Cali Realty	3,975	60,539
Mid-America Apartment Communities	1,218	125,491
National Retail Properties	2,025	65,185

Schedule of investments

Delaware Strategic Allocation Fund

	Number of shares	Value (US $)
Common Stock (continued)
US Markets (continued)
Real Estate (continued)
Omega Healthcare Investors	1,675	$44,455
Pebblebrook Hotel Trust	5,675	61,801
Physicians Realty Trust	6,039	84,184
Prologis	10,881	874,506
PS Business Parks	725	98,252
Public Storage	819	162,662
Regency Centers	945	36,316
Retail Value	448	5,488
RLJ Lodging Trust	2,825	21,809
RPT Realty	10,157	61,247
Sabra Health Care REIT	200	2,184
Simon Property Group	2,161	118,552
SITE Centers	4,037	21,033
SL Green Realty	1,875	80,813
Spirit MTA REIT =†	677	0
Spirit Realty Capital	1,405	36,741
Tanger Factory Outlet Centers	2,750	13,750
Taubman Centers	675	28,269
UDR	4,200	153,468
Urban Edge Properties	1,175	10,352
Ventas	3,900	104,520
Welltower	840	38,455

		5,661,412

Utilities – 0.56%
Black Hills	1,276	81,702
Edison International	9,000	493,110
NorthWestern	2,431	145,447
PPL	4,371	107,876
South Jersey Industries	6,271	156,775
Spire	2,442	181,880

		1,166,790

Total US Markets (cost $42,942,116)		53,158,173

Developed Markets – 18.70%§
Communication Services – 1.02%
Nippon Telegraph & Telephone	22,260	532,384
NTT DOCOMO	19,300	603,571
Publicis Groupe	6,500	185,763
Telefonica	58,600	266,694
Telenet Group Holding	8,580	257,646
Toho	9,900	302,710

		2,148,768

	Number of shares	Value (US $)
Common Stock (continued)
Developed Markets§ (continued)
Consumer Discretionary – 1.80%
Bandai Namco Holdings	5,400	$261,918
Cie Generale des Etablissements Michelin	3,750	328,443
Honda Motor	20,000	447,529
Industria de Diseno Textil	15,500	401,662
LVMH Moet Hennessy Louis Vuitton	600	220,051
Persimmon	10,500	248,206
Sodexo	3,990	267,949
Sony	9,600	568,642
Stanley Electric	12,500	245,359
Toyota Motor	12,988	782,721

		3,772,480

Consumer Staples – 3.07%
Asahi Group Holdings	8,600	279,012
Beiersdorf	3,800	382,625
British American Tobacco	13,710	467,035
Chocoladefabriken Lindt & Spruengli	40	335,739
Coles Group	34,870	324,746
Danone	6,870	439,668
Essity Class B	11,200	343,096
Koninklijke Ahold Delhaize	15,300	356,438
L’Oreal	2,370	613,382
Matsumotokiyoshi Holdings	7,000	255,174
Nestle	11,260	1,152,659
Sundrug	9,400	301,216
Suntory Beverage & Food	10,000	377,889
Tate & Lyle	32,230	262,218
WH Group 144A #	300,000	276,903
Wm Morrison Supermarkets	130,000	284,005

		6,451,805

Energy – 0.61%
Galp Energia	21,400	244,734
Royal Dutch Shell Class A	24,370	423,397
Royal Dutch Shell Class B	21,860	366,681
TOTAL	6,700	252,448

		1,287,260

Financials – 2.65%
Allianz	2,860	487,051
Australia & New Zealand Banking Group	33,520	351,538
Aviva	75,000	246,582
Banco Bilbao Vizcaya Argentaria	100,000	309,655

Schedule of investments

Delaware Strategic Allocation Fund

	Number of shares	Value (US $)
Common Stock (continued)
Developed Markets§ (continued)
Financials (continued)
Banco Espirito Santo Class R =†	370,000	$0
Bank Leumi Le-Israel	63,000	347,380
Credit Suisse Group †	41,000	330,926
Dai-ichi Life Holdings	27,700	328,941
Daiwa Securities Group	80,800	312,235
DBS Group Holdings	29,600	386,225
Erste Group Bank †	12,350	226,100
Investec	59,000	109,915
Ninety One †	29,500	63,354
Nordea Bank	46,770	263,100
QBE Insurance Group	46,000	239,614
Standard Chartered	52,000	287,497
Swiss Life Holding	960	322,220
UBS Group †	35,320	323,747
UniCredit	35,900	277,744
United Overseas Bank	26,400	362,209

		5,576,033

Healthcare – 3.30%
Alfresa Holdings	20,000	372,231
Astellas Pharma	32,000	493,035
BeiGene ADR †	400	49,244
Daiichi Sankyo	7,500	515,075
GlaxoSmithKline	26,340	494,248
Koninklijke Philips	13,450	552,222
Kyowa Kirin	16,300	364,297
Novartis	11,410	941,312
Novo Nordisk Class B	11,580	691,512
Roche Holding	3,630	1,167,924
Sanofi	7,360	637,191
Smith & Nephew	20,700	364,662
Sumitomo Dainippon Pharma	22,200	288,187

		6,931,140

Industrials – 2.70%
AGC	10,400	253,422
Brenntag	8,380	304,463
Deutsche Lufthansa	17,620	164,802
East Japan Railway	5,966	451,450
Intertek Group	3,680	215,004
ITOCHU	22,786	471,548
Japan Airlines	10,400	191,125

	Number of shares	Value (US $)
Common Stock (continued)
Developed Markets§ (continued)
Industrials (continued)
Leonardo	32,000	$211,557
Meggitt	29,590	106,366
Safran	2,200	194,914
Schneider Electric	5,960	503,757
Siemens	4,560	381,832
Teleperformance	1,870	387,309
Vestas Wind Systems	4,750	386,487
Vinci	5,780	472,280
Volvo Class B	29,310	348,377
West Japan Railway	5,000	341,975
Wolters Kluwer	4,200	297,293

		5,683,961

Information Technology – 1.24%
ASML Holding (New York Shares)	2,660	701,216
Capgemini	4,250	355,140
Nice †	2,270	328,232
Omron	7,600	392,940
Tokyo Electron	2,700	503,209
Venture	34,400	327,697

		2,608,434

Materials – 1.35%
BlueScope Steel	43,800	229,316
Covestro 144A #	8,960	271,920
CRH	15,000	405,644
LANXESS	7,000	278,628
Rio Tinto	12,470	571,653
Shin-Etsu Chemical	4,700	461,950
South32	235,000	259,419
UPM-Kymmene	13,460	367,013

		2,845,543

Real Estate – 0.53%
Daito Trust Construction	3,400	315,736
Grand City Properties	14,660	306,884
Klepierre	12,230	233,123
Mirvac Group	204,620	259,969

		1,115,712

Utilities – 0.43%
AusNet Services	255,000	267,753
Centrica	370,000	174,341

Schedule of investments

Delaware Strategic Allocation Fund

	Number of shares	Value (US $)
Common Stock (continued)
Developed Markets§ (continued)
Utilities (continued)
Tokyo Gas	19,200	$452,415

		894,509

Total Developed Markets (cost $42,831,705)		39,315,645

Emerging Markets – 7.64%@
Communication Services – 1.82%
America Movil Class L ADR	7,132	84,015
Baidu ADR †	2,422	244,113
China Mobile	39,715	297,635
China Mobile ADR	3,222	121,373
Grupo Televisa ADR	18,488	107,230
LG Uplus	9,781	85,929
Mail.Ru Group GDR †	3,427	55,083
Mobile TeleSystems PJSC ADR	4,784	36,358
NAVER	592	82,308
SINA †	8,390	267,138
SK Telecom ADR	42,555	692,370
Sohu.com ADR †	9,774	60,892
Telefonica Brasil ADR	10,600	101,018
Tencent Holdings	24,900	1,230,748
Tencent Music Entertainment Group ADR †	7	70
TIM Participacoes ADR	9,082	110,437
Turkcell Iletisim Hizmetleri ADR	14,390	66,914
Weibo ADR †	1,972	65,293
Yandex Class A †	3,272	111,412

		3,820,336

Consumer Discretionary – 1.17%
Alibaba Group Holding ADR †	6,138	1,193,718
Arcos Dorados Holdings Class A	9,153	30,571
Astra International	351,200	83,498
B2W Cia Digital †	58,754	541,056
JD.com ADR †	11,936	483,408
LG Electronics	1,200	47,182
Trip.com Group ADR †	3,331	78,112

		2,457,545

Consumer Staples – 0.69%
Atacadao	18,077	71,110
BRF ADR †	28,163	81,673
China Mengniu Dairy †	49,000	168,987
Cia Cervecerias Unidas ADR	3,979	53,239
Coca-Cola Femsa ADR	5,821	234,179

	Number of shares	Value (US $)
Common Stock (continued)
Emerging Markets @ (continued)
Consumer Staples (continued)
Fomento Economico Mexicano ADR	1,138	$68,860
Lotte Confectionery	237	20,334
Tata Consumer Products	14,985	58,174
Tingyi Cayman Islands Holding	161,724	262,936
Tsingtao Brewery Class H	50,000	252,736
Uni-President China Holdings	183,600	177,448

		1,449,676

Energy – 1.13%
China Petroleum & Chemical Class H	276,200	134,953
CNOOC ADR	1,297	134,201
Gazprom PJSC ADR	56,767	257,423
LUKOIL PJSC ADR	2,508	148,373
Petroleo Brasileiro ADR	14,735	81,043
Reliance Industries GDR 144A #	45,543	1,394,868
Rosneft Oil PJSC GDR	53,962	217,206

		2,368,067

Financials – 0.52%
Akbank T.A.S. †	73,761	61,936
Banco Bradesco ADR	22,725	92,263
Banco Santander Brasil ADR	12,715	65,737
Banco Santander Mexico ADR	33,819	109,574
Grupo Financiero Banorte Class O	16,520	45,265
Itau Unibanco Holding ADR	29,636	133,066
Ping An Insurance Group Co. of China Class H	35,000	341,819
Samsung Life Insurance	2,218	77,625
Sberbank of Russia PJSC	68,513	163,309

		1,090,594

Healthcare – 0.12%
Dr Reddy’s Laboratories	4,481	182,433
Genscript Biotech †	40,000	64,025

		246,458

Industrials – 0.00%
Latam Airlines Group ADR	3,308	8,766

		8,766

Information Technology – 1.97%
Hon Hai Precision Industry	150,582	346,680
MediaTek	41,000	440,062
Samsung Electronics	31,501	1,224,807
SK Hynix	13,902	939,832
Taiwan Semiconductor Manufacturing	123,069	1,107,906

Schedule of investments

Delaware Strategic Allocation Fund

	Number of shares	Value (US $)
Common Stock (continued)
Emerging Markets @ (continued)
Information Technology (continued)
WNS Holdings ADR †	1,998	$85,874

		4,145,161

Materials – 0.17%
Cemex ADR	13,862	29,387
Cia de Minas Buenaventura ADR	12,628	92,058
Sociedad Quimica y Minera de Chile ADR	3,027	68,259
Tata Chemicals	13,145	38,561
Vale ADR †	16,001	132,648

		360,913

Real Estate – 0.03%
Etalon Group GDR 144A #	20,100	25,929
IRSA Inversiones y Representaciones ADR †	4,584	15,952
IRSA Propiedades Comerciales ADR	192	1,348
UEM Sunrise †	127,619	11,594

		54,823

Utilities – 0.02%
Kunlun Energy	86,000	49,700

		49,700

Total Emerging Markets (cost $14,834,472)		16,052,039

Total Common Stock (cost $100,608,293)		108,525,857

Exchange-Traded Funds – 5.38%
iShares MSCI EAFE ETF	3,770	201,544
iShares Russell 1000 Growth ETF	51,490	7,756,969
Vanguard FTSE Developed Markets ETF	930	31,006
Vanguard Mega Cap Growth ETF	13,080	1,662,206
Vanguard Russell 1000 Growth ETF	10,720	1,658,170

Total Exchange-Traded Funds (cost $9,617,552)		11,309,895

Limited Partnership – 0.01%
Brookfield Property Partners	3,983	32,103

Total Limited Partnership (cost $77,030)		32,103

	Principal amount°	Value (US $)
Agency Asset-Backed Security – 0.00%
Fannie Mae REMIC Trust Series 2002-W11 AV1 1.967% (LIBOR01M + 0.34%, Floor 0.17%) 11/25/32 ●	1,815	$1,778

Total Agency Asset-Backed Security (cost $1,816)		1,778

Agency Collateralized Mortgage Obligations – 1.82%
Fannie Mae REMICs
Series 2013-4 PL 2.00% 2/25/43	26,000	26,975
Series 2013-44 DI 3.00% 5/25/33 S	550,379	53,511
Series 2013-71 ZA 3.50% 7/25/43	107,615	115,757
Series 2015-89 EZ 3.00% 12/25/45	97,923	99,340
Series 2016-61 ML 3.00% 9/25/46	21,000	22,998
Series 2016-80 JZ 3.00% 11/25/46	53,174	56,491
Series 2016-101 ZP 3.50% 1/25/47	36,969	42,585
Series 2017-40 GZ 3.50% 5/25/47	167,204	187,804
Series 2017-67 BZ 3.00% 9/25/47	6,483	7,047
Series 2017-94 CZ 3.50% 11/25/47	189,335	212,214
Series 2017-99 DZ 3.50% 12/25/47	118,261	133,094
Freddie Mac REMICs
Series 4015 MY 3.50% 3/15/42	30,000	33,102
Series 4197 LZ 4.00% 4/15/43	217,490	244,203
Series 4210 Z 3.00% 5/15/43	92,536	91,989
Series 4487 ZC 3.50% 6/15/45	875,029	1,005,229
Series 4531 PZ 3.50% 11/15/45	180,345	195,767
Series 4625 PZ 3.00% 6/15/46	1,108	1,193
Series 4629 KB 3.00% 11/15/46	390,000	424,739
Series 4657 JZ 3.50% 2/15/47	5,569	6,392
GNMA
Series 2013-113 LY 3.00% 5/20/43	450,000	489,184
Series 2016-160 VZ 2.50% 11/20/46	58,688	59,492
Series 2017-10 KZ 3.00% 1/20/47	1,100	1,112
Series 2017-19 AY 3.00% 2/20/47	15,000	16,699
Series 2017-36 ZC 3.00% 3/20/47	66,737	72,231
Series 2017-52 LE 3.00% 1/16/47	188,000	211,393
Series 2017-56 GZ 3.50% 4/20/47	4,429	5,233
Series 2017-56 JZ 3.00% 4/20/47	6,548	7,167
Series 2018-34 TY 3.50% 3/20/48	10,000	10,878

Total Agency Collateralized Mortgage Obligations (cost $3,438,166)		3,833,819

Agency Commercial Mortgage-Backed Securities – 0.51%
FREMF Mortgage Trust
Series 2011-K11 B 144A 4.418% 12/25/48 #●	500,000	500,046
Series 2011-K15 B 144A 4.961% 8/25/44 #●	20,000	19,951

Schedule of investments

Delaware Strategic Allocation Fund

	Principal amount°	Value (US $)
Agency Commercial Mortgage-Backed Securities (continued)
FREMF Mortgage Trust
Series 2012-K22 B 144A 3.687% 8/25/45 #●	145,000	$143,601
Series 2013-K713 B 144A 3.492% 4/25/46 #●	9,230	9,208
Series 2013-K713 C 144A 3.492% 4/25/46 #●	210,000	209,494
Series 2014-K717 B 144A 3.63% 11/25/47 #●	140,000	139,029
Series 2014-K717 C 144A 3.63% 11/25/47 #●	60,000	59,713

Total Agency Commercial Mortgage-Backed Securities (cost $1,118,195)		1,081,042

Agency Mortgage-Backed Securities – 14.27%
Fannie Mae S.F. 30 yr
3.00% 12/1/46	1,301,441	1,373,065
3.00% 9/1/47	825,323	869,646
3.00% 4/1/48	103,950	109,012
3.00% 11/1/48	96,635	101,909
3.00% 10/1/49	351,199	368,275
3.00% 11/1/49	228,718	239,774
3.00% 12/1/49	181,720	191,227
3.00% 1/1/50	1,980,615	2,076,274
3.50% 11/1/48	136,742	144,754
3.50% 6/1/49	327,644	346,357
3.50% 11/1/49	679,192	717,532
3.50% 12/1/49	936,729	1,000,439
3.50% 2/1/50	1,584,638	1,674,597
3.50% 3/1/50	42,930	45,776
4.00% 4/1/48	354,991	380,716
4.00% 10/1/48	669,883	728,718
4.50% 4/1/44	65,184	72,231
4.50% 2/1/46	428,524	469,373
4.50% 5/1/46	33,502	36,680
4.50% 11/1/47	39,962	43,778
4.50% 4/1/48	74,388	81,448
4.50% 9/1/48	1,537,327	1,667,093
4.50% 1/1/49	297,346	325,609
4.50% 11/1/49	758,211	815,267
5.00% 7/1/47	1,149,700	1,275,412
5.00% 9/1/48	404,955	437,079
5.00% 8/1/49	2,011,802	2,229,896
5.50% 2/1/34	39,499	45,098
5.50% 9/1/34	54,542	61,200
5.50% 5/1/44	3,438,891	3,893,363
6.00% 10/1/38	695,186	799,721
6.00% 6/1/41	54,454	62,676
6.00% 7/1/41	2,006,423	2,308,816

	Principal amount°	Value (US $)
Agency Mortgage-Backed Securities (continued)
Fannie Mae S.F. 30 yr 6.00% 1/1/42	44,457	$51,136
Fannie Mae S.F. 30 yr TBA
4.00% 4/1/50	279,000	297,892
5.00% 4/1/50	1,620,000	1,749,284
Freddie Mac ARM 2.599% (LIBOR12M + 1.63%, Cap 7.60%, Floor 1.63%) 10/1/46 ●	96,702	98,344
Freddie Mac S.F. 30 yr
3.00% 11/1/49	182,635	191,515
3.00% 12/1/49	52,632	55,207
3.00% 1/1/50	91,478	96,179
4.00% 10/1/47	354,483	381,737
4.50% 8/1/48	663,125	717,670
5.00% 7/1/45	187,324	207,759
5.50% 6/1/35	31,057	35,110
5.50% 7/1/37	46,473	52,665
5.50% 8/1/37	40,111	45,344
5.50% 10/1/37	39,682	44,967
5.50% 6/1/41	773,280	876,650
5.50% 9/1/41	44,448	50,397
GNMA II S.F. 30 yr
5.50% 5/20/37	16,996	19,242
6.50% 6/20/39	29,101	34,022

Total Agency Mortgage-Backed Securities (cost $29,311,090)		29,997,931

Collateralized Debt Obligations – 0.61%
Apex Credit CLO Series 2017-1A A1 144A 3.271% (LIBOR03M + 1.47%, Floor 1.47%) 4/24/29 #●	255,000	242,949
Galaxy XXI CLO Series 2015-21A AR 144A 2.839% (LIBOR03M + 1.02%) 4/20/31 #●	600,000	559,338
Mariner CLO 5 Series 2018-5A A 144A 2.904% (LIBOR03M + 1.11%, Floor 1.11%) 4/25/31 #●	250,000	234,461
Northwoods Capital XV Series 2017-15A A 144A 2.416% (LIBOR03M + 1.30%) 6/20/29 #●	250,000	238,821

Total Collateralized Debt Obligations (cost $1,355,000)		1,275,569

Schedule of investments

Delaware Strategic Allocation Fund

	Principal amount°	Value (US $)
Corporate Bonds – 14.37%
Banking – 4.29%
Banco Santander 2.706% 6/27/24	200,000	$198,464
Bank of America
2.496% 2/13/31 µ	60,000	57,790
3.458% 3/15/25 µ	215,000	222,070
4.083% 3/20/51 µ	70,000	79,678
BBVA USA 3.875% 4/10/25	250,000	237,102
Citizens Bank 3.70% 3/29/23	250,000	256,400
Citizens Financial Group
2.85% 7/27/26	345,000	337,266
4.30% 12/3/25	160,000	167,824
Credit Suisse Group
144A 5.10%#µy	200,000	154,750
144A 6.25%#µy	200,000	185,722
Fifth Third Bancorp
2.375% 1/28/25	70,000	68,315
3.65% 1/25/24	55,000	57,304
Fifth Third Bank 3.85% 3/15/26	200,000	211,207
Goldman Sachs Group
2.60% 2/7/30	70,000	66,023
3.50% 4/1/25	40,000	40,635
6.00% 6/15/20	570,000	573,453
Huntington Bancshares 2.30% 1/14/22	115,000	114,049
Huntington National Bank 3.125% 4/1/22	305,000	309,267
JPMorgan Chase & Co.
3.702% 5/6/30 µ	565,000	608,013
4.023% 12/5/24 µ	75,000	79,583
4.60%µy	85,000	74,498
5.00%µy	120,000	112,583
KeyBank 3.40% 5/20/26	500,000	522,114
Manufacturers & Traders Trust 2.50% 5/18/22	250,000	242,134
Morgan Stanley
2.75% 5/19/22	200,000	202,286
2.954% (LIBOR03M + 1.22%) 5/8/24 ●	650,000	623,591
3.622% 4/1/31 µ	65,000	67,790
5.00% 11/24/25	30,000	33,219
5.597% 3/24/51 µ	75,000	106,385
PNC Bank 2.70% 11/1/22	250,000	253,489
PNC Financial Services Group 2.60% 7/23/26	175,000	177,150

	Principal amount°	Value (US $)
Corporate Bonds (continued)
Banking (continued)
Regions Financial
2.75% 8/14/22	80,000	$79,205
3.80% 8/14/23	80,000	81,142
Santander UK 144A 5.00% 11/7/23 #	90,000	90,827
State Street 3.30% 12/16/24	260,000	273,926
Truist Bank
2.25% 6/1/20	780,000	778,579
2.45% 8/1/22	85,000	85,286
2.636% 9/17/29 µ	73,000	70,017
3.00% 2/2/23	70,000	71,941
3.30% 5/15/26	200,000	205,627
Truist Financial 2.70% 1/27/22	105,000	105,654
US Bancorp
3.00% 7/30/29	30,000	29,993
3.10% 4/27/26	330,000	334,969
3.15% 4/27/27	30,000	31,234
USB Capital IX 3.50% (LIBOR03M + 1.02%)y●	175,000	130,680
Woori Bank 144A 4.75% 4/30/24 #	200,000	213,069

		9,022,303

Basic Industry – 0.81%
BHP Billiton Finance USA 144A 6.25% 10/19/75 #µ	200,000	196,619
Cydsa 144A 6.25% 10/4/27 #	200,000	149,709
Georgia-Pacific 8.00% 1/15/24	355,000	431,188
Newmont
2.25% 10/1/30	50,000	46,365
2.80% 10/1/29	140,000	134,219
OCP 144A 4.50% 10/22/25 #	200,000	189,766
Orbia Advance 144A 5.50% 1/15/48 #	200,000	175,463
Petkim Petrokimya Holding 144A 5.875% 1/26/23 #	200,000	166,904
Syngenta Finance 144A 3.933% 4/23/21 #	225,000	212,088

		1,702,321

Capital Goods – 0.52%
Carrier Global
144A 2.242% 2/15/25 #	45,000	44,097
144A 2.493% 2/15/27 #	55,000	52,753
144A 2.722% 2/15/30 #	32,000	29,631
General Electric
2.70% 10/9/22	40,000	39,396
5.55% 5/4/20	115,000	115,297
L3Harris Technologies 144A 4.40% 6/15/28 #	255,000	276,425
Otis Worldwide 144A 2.056% 4/5/25 #	60,000	58,859

Schedule of investments

Delaware Strategic Allocation Fund

	Principal amount°	Value (US $)
Corporate Bonds (continued)
Capital Goods (continued)
Otis Worldwide
144A 2.565% 2/15/30 #	105,000	$102,357
144A 3.112% 2/15/40 #	60,000	57,499
144A 3.362% 2/15/50 #	40,000	39,444
Roper Technologies
2.35% 9/15/24	60,000	58,443
2.95% 9/15/29	65,000	64,985
United Technologies 3.65% 8/16/23	50,000	52,669
Waste Connections 2.60% 2/1/30	110,000	103,203

		1,095,058

Communications – 2.01%
AT&T
4.30% 2/15/30	60,000	64,707
4.35% 3/1/29	120,000	129,308
4.50% 3/9/48	35,000	38,169
4.90% 8/15/37	10,000	11,263
Charter Communications Operating
4.50% 2/1/24	145,000	149,706
5.05% 3/30/29	250,000	271,969
Comcast
3.20% 7/15/36	60,000	63,579
3.70% 4/15/24	550,000	591,409
Discovery Communications
4.125% 5/15/29	85,000	82,566
5.20% 9/20/47	55,000	56,460
Fox
144A 4.03% 1/25/24 #	295,000	307,074
144A 4.709% 1/25/29 #	20,000	21,987
GTP Acquisition Partners I 144A 2.35% 6/15/20 #	200,000	202,317
Sprint Spectrum 144A 4.738% 3/20/25 #	220,000	226,324
Telefonica Emisiones 5.134% 4/27/20	350,000	350,587
Time Warner Entertainment 8.375% 3/15/23	575,000	632,041
Verizon Communications
3.15% 3/22/30	35,000	37,717
4.00% 3/22/50	20,000	23,845
4.50% 8/10/33	540,000	651,384
ViacomCBS
4.375% 3/15/43	240,000	213,963
4.95% 1/15/31	55,000	54,556
Vodafone Group 4.875% 6/19/49	35,000	39,139

		4,220,070

	Principal amount°	Value (US $)
Corporate Bonds (continued)
Consumer Cyclical – 0.42%
Dollar Tree 3.70% 5/15/23	240,000	$244,134
General Motors 5.00% 10/1/28	4,000	3,514
General Motors Financial
3.45% 4/10/22	440,000	406,694
5.25% 3/1/26	11,000	9,728
Home Depot
2.70% 4/15/30	55,000	56,125
3.35% 4/15/50	45,000	49,072
TJX
3.875% 4/15/30	65,000	67,395
4.50% 4/15/50	35,000	37,670

		874,332

Consumer Non-Cyclical – 1.14%
AbbVie 144A 2.95% 11/21/26 #	190,000	194,038
Amgen
2.20% 2/21/27	40,000	39,984
2.45% 2/21/30	115,000	114,856
Anheuser-Busch InBev Worldwide 4.15% 1/23/25	110,000	118,859
Bristol-Myers Squibb 144A 2.90% 7/26/24 #	330,000	350,428
Cigna
2.40% 3/15/30	45,000	42,847
2.721% (LIBOR03M + 0.89%) 7/15/23 ●	260,000	241,902
3.20% 3/15/40	45,000	41,660
3.75% 7/15/23	70,000	72,180
4.125% 11/15/25	107,000	114,768
CVS Health
3.70% 3/9/23	320,000	333,522
3.75% 4/1/30	55,000	57,024
4.10% 3/25/25	20,000	21,085
Global Payments
2.65% 2/15/25	120,000	119,189
3.20% 8/15/29	150,000	147,423
New York and Presbyterian Hospital 4.063% 8/1/56	140,000	168,067
Takeda Pharmaceutical 4.40% 11/26/23	210,000	221,423

		2,399,255

Energy – 1.06%
Ecopetrol 5.875% 9/18/23	35,000	34,519
Energy Transfer Operating
5.25% 4/15/29	80,000	67,883
7.125%µy	135,000	81,416
Enterprise Products Operating 3.70% 1/31/51	25,000	22,605

Schedule of investments

Delaware Strategic Allocation Fund

	Principal amount°	Value (US $)
Corporate Bonds (continued)
Energy (continued)
Marathon Oil
2.80% 11/1/22	160,000	$122,623
4.40% 7/15/27	65,000	43,483
MPLX
4.00% 3/15/28	35,000	31,178
4.125% 3/1/27	160,000	136,761
Noble Energy
3.25% 10/15/29	75,000	44,100
3.90% 11/15/24	295,000	243,797
Occidental Petroleum 2.90% 8/15/24	115,000	62,791
ONEOK 7.50% 9/1/23	330,000	329,018
Petrobras Global Finance 144A 5.093% 1/15/30 #	41,000	37,566
Sabine Pass Liquefaction
5.625% 3/1/25	180,000	165,524
5.75% 5/15/24	334,000	314,034
Schlumberger Holdings
144A 3.75% 5/1/24 #	95,000	90,076
144A 4.30% 5/1/29 #	190,000	185,061
Tecpetrol 144A 4.875% 12/12/22 #	40,000	31,943
Tennessee Gas Pipeline 144A 2.90% 3/1/30 #	165,000	140,418
Transcanada Trust 5.50% 9/15/79 µ	70,000	53,672

		2,238,468

Financials – 0.46%
AerCap Ireland Capital 3.65% 7/21/27	200,000	155,330
Air Lease 3.00% 2/1/30	130,000	94,559
Aviation Capital Group 144A 6.75% 4/6/21 #	60,000	59,490
Charles Schwab
3.20% 1/25/28	50,000	50,761
3.25% 5/21/21	85,000	85,653
3.85% 5/21/25	90,000	95,721
International Lease Finance 8.625% 1/15/22	150,000	145,596
Jefferies Group
4.15% 1/23/30	75,000	71,975
6.45% 6/8/27	80,000	81,928
6.50% 1/20/43	65,000	54,129
Mastercard
3.30% 3/26/27	35,000	38,091
3.85% 3/26/50	25,000	30,658

		963,891

Insurance – 0.42%
Berkshire Hathaway Finance 2.90% 10/15/20	220,000	221,317

	Principal amount°	Value (US $)
Corporate Bonds (continued)
Insurance (continued)
MetLife
5.25%µy	60,000	$52,313
6.40% 12/15/36	110,000	115,153
144A 9.25% 4/8/38 #	400,000	500,546

		889,329

Real Estate – 0.55%
American Tower Trust #1 144A 3.07% 3/15/23 #	240,000	239,452
Corporate Office Properties
3.60% 5/15/23	135,000	132,356
5.25% 2/15/24	170,000	178,397
CubeSmart
3.00% 2/15/30	65,000	60,741
3.125% 9/1/26	115,000	114,401
Digital Realty Trust 3.60% 7/1/29	185,000	180,935
LifeStorage 3.50% 7/1/26	130,000	124,224
WP Carey 4.60% 4/1/24	125,000	125,543

		1,156,049

Technology – 0.83%
International Business Machines 3.00% 5/15/24	315,000	330,015
Microchip Technology
3.922% 6/1/21	65,000	63,380
4.333% 6/1/23	185,000	184,663
Micron Technology 4.663% 2/15/30	90,000	94,447
NXP
144A 4.30% 6/18/29 #	55,000	56,624
144A 4.875% 3/1/24 #	370,000	395,734
Oracle 2.95% 4/1/30	95,000	95,772
Tencent Holdings 144A 3.28% 4/11/24 #	500,000	519,288

		1,739,923

Transportation – 0.08%
United Airlines 2014-1 Class A Pass Through Trust 4.00% 4/11/26 ♦	52,570	52,105
United Airlines 2014-2 Class A Pass Through Trust 3.75% 9/3/26 ♦	115,602	116,738

		168,843

Utilities – 1.78%
American Transmission Systems 144A 5.25% 1/15/22 #	40,000	42,576
Atlantic City Electric 4.00% 10/15/28	75,000	80,704
Ausgrid Finance 144A 3.85% 5/1/23 #	43,000	45,121
CenterPoint Energy 3.85% 2/1/24	330,000	335,395
ComEd Financing III 6.35% 3/15/33	155,000	179,723
Duke Energy 4.875%µy	130,000	109,290

Schedule of investments

Delaware Strategic Allocation Fund

	Principal amount°	Value (US $)
Corporate Bonds (continued)
Utilities (continued)
Duke Energy Indiana
2.75% 4/1/50	60,000	$55,406
3.25% 10/1/49	65,000	65,999
Emera 6.75% 6/15/76 µ	166,000	153,840
Entergy Arkansas 4.20% 4/1/49	190,000	216,679
Entergy Louisiana
4.00% 3/15/33	90,000	100,049
4.05% 9/1/23	25,000	25,588
4.95% 1/15/45	15,000	15,885
Evergy 4.85% 6/1/21	60,000	60,649
Evergy Metro 3.65% 8/15/25	270,000	281,392
Exelon 3.95% 6/15/25	35,000	35,223
LG&E & KU Energy 4.375% 10/1/21	485,000	487,929
MidAmerican Energy 3.15% 4/15/50	75,000	76,410
National Rural Utilities Cooperative Finance 5.25% 4/20/46 µ	100,000	95,427
NextEra Energy Capital Holdings 3.15% 4/1/24	90,000	92,272
NiSource 5.65%µy	120,000	106,859
NV Energy 6.25% 11/15/20	100,000	102,898
PacifiCorp 3.50% 6/15/29	255,000	260,230
Perusahaan Listrik Negara 144A 4.125% 5/15/27 #	200,000	194,431
Southern California Edison
3.65% 2/1/50	45,000	43,917
4.875% 3/1/49	30,000	34,807
Vistra Operations
144A 3.55% 7/15/24 #	120,000	113,166
144A 4.30% 7/15/29 #	215,000	191,600
Xcel Energy
2.60% 12/1/29	35,000	33,267
3.40% 6/1/30	45,000	45,707
3.50% 12/1/49	55,000	49,108

		3,731,547

Total Corporate Bonds (cost $30,339,108)		30,201,389

Loan Agreements – 0.90%
American Airlines Tranche B 1st Lien 2.705% (LIBOR01M + 2.00%) 12/14/23 ●	293,939	245,733
CityCenter Holdings Tranche B 1st Lien 3.239% (LIBOR01M + 2.25%) 4/18/24 ●	342,085	303,173
DaVita Tranche B1 2.739% (LIBOR01M + 1.75%) 8/12/26 ●	49,750	47,553

	Principal amount°	Value (US $)
Loan Agreements (continued)
HCA Tranche B13 1st Lien 2.739% (LIBOR01M + 1.75%) 3/18/26 ●	400,741	$383,709
Lamar Media Tranche B 2.516% (LIBOR01M + 1.50%) 2/5/27 ●	171,938	166,779
Sprint Communications Tranche B 1st Lien 3.50% (LIBOR01M + 2.50%) 2/2/24 ●	412,250	410,706
SS&C Technologies Tranche B3 2.739% (LIBOR01M + 1.75%) 4/16/25 ●	59,922	57,075
SS&C Technologies Tranche B4 2.739% (LIBOR01M + 1.75%) 4/16/25 ●	42,758	40,727
W.R. Grace & Co. Tranche B1 1st Lien 0.00% 4/3/25	100,049	87,543
W.R. Grace & Co. Tranche B2 1st Lien 3.20% (LIBOR03M + 1.75%) 4/3/25 ●	171,079	149,694

Total Loan Agreement (cost $2,053,023)		1,892,692

Municipal Bonds – 0.46%
Bay Area, California Toll Authority (Build America Bonds) Series S3 6.907% 10/1/50	185,000	296,327
California State Various Purposes (Build America Bonds) 7.55% 4/1/39	130,000	211,461
New Jersey Turnpike Authority (Build America Bonds) Series A 7.102% 1/1/41	105,000	149,920
Oregon State Taxable Pension 5.892% 6/1/27	200,000	235,064
South Carolina Public Service Authority Series D 4.77% 12/1/45	60,000	73,160

Total Municipal Bonds (cost $895,496)		965,932

Non-Agency Asset-Backed Securities – 1.88%
American Express Credit Account Master Trust
Series 2017-2 A 1.155% (LIBOR01M + 0.45%) 9/16/24 ●	335,000	331,664
Series 2017-5 A 1.085% (LIBOR01M + 0.38%) 2/18/25 ●	1,215,000	1,171,236
Citibank Credit Card Issuance Trust Series 2017-A8 A8 1.86% 8/8/22	200,000	199,820
Discover Card Execution Note Trust Series 2018-A3 A3 0.935% (LIBOR01M + 0.23%) 12/15/23 ●	90,000	88,895
HOA Funding Series 2014-1A A2 144A 4.846% 8/20/44 #	489,500	466,870

Schedule of investments

Delaware Strategic Allocation Fund

	Principal amount°	Value (US $)
Non-Agency Asset-Backed Securities (continued)
Mercedes-Benz Master Owner Trust Series 2018-BA A 144A 1.045% (LIBOR01M + 0.34%) 5/15/23 #●	200,000	$199,461
Navistar Financial Dealer Note Master Owner Trust II Series 2018-1 A 144A 1.577% (LIBOR01M + 0.63%, Floor 0.63%) 9/25/23 #●	75,000	72,748
Nissan Master Owner Trust Receivables Series 2017-B A 1.135% (LIBOR01M + 0.43%) 4/18/22 ●	1,000,000	992,965
Tesla Auto Lease Trust Series 2019-A A2 144A 2.13% 4/20/22 #	150,000	150,223
Towd Point Mortgage Trust
Series 2015-5 A1B 144A 2.75% 5/25/55 #●	50,822	50,404
Series 2015-6 A1B 144A 2.75% 4/25/55 #●	64,505	64,020
Series 2017-1 A1 144A 2.75% 10/25/56 #●	48,419	48,438
Series 2017-2 A1 144A 2.75% 4/25/57 #●	48,766	47,771
Series 2018-1 A1 144A 3.00% 1/25/58 #●	66,927	67,229

Total Non-Agency Asset-Backed Securities (cost $4,042,020)		3,951,744

Non-Agency Collateralized Mortgage Obligations – 1.42%
Credit Suisse First Boston Mortgage Securities Series 2005-5 6A3 5.00% 7/25/35	33,923	32,492
JPMorgan Mortgage Trust
Series 2006-S1 1A1 6.00% 4/25/36	58,314	58,426
Series 2014-2 B1 144A 3.399% 6/25/29 #●	103,629	97,871
Series 2014-2 B2 144A 3.399% 6/25/29 #●	103,629	97,628
Series 2014-IVR6 2A4 144A 2.50% 7/25/44 #●	200,000	193,197
Series 2015-4 B1 144A 3.622% 6/25/45 #●	177,355	165,606
Series 2015-4 B2 144A 3.622% 6/25/45 #●	177,355	164,998
Series 2015-5 B2 144A 3.053% 5/25/45 #●	186,080	176,429
Series 2015-6 B1 144A 3.598% 10/25/45 #●	174,788	166,271
Series 2015-6 B2 144A 3.598% 10/25/45 #●	174,788	165,334
Series 2018-4 A15 144A 3.50% 10/25/48 #●	35,288	35,039
Sequoia Mortgage Trust
Series 2014-2 A4 144A 3.50% 7/25/44 #●	39,728	40,138
Series 2015-1 B2 144A 3.875% 1/25/45 #●	60,284	57,230
Series 2017-4 A1 144A 3.50% 7/25/47 #●	62,542	63,501
Series 2018-5 A4 144A 3.50% 5/25/48 #●	55,010	54,684
Wells Fargo Mortgage-Backed Securities Trust Series 2006-AR5 2A1 4.138% 4/25/36 ●	8,214	6,967
WST Trust Series 2019-1 A 1.71% (BBSW1M + 1.08%) 8/18/50 ● AUD	2,290,328	1,399,604

Total Non-Agency Collateralized Mortgage Obligations (cost $3,150,229)		2,975,415

	Principal amount°	Value (US $)
Non-Agency Commercial Mortgage-Backed Securities – 2.95%
Banc of America Commercial Mortgage Trust Series 2017-BNK3 B 3.879% 2/15/50 ●	340,000	$319,297
Benchmark Mortgage Trust Series 2019-B9 A5 4.016% 3/15/52	450,000	498,009
COMM Mortgage Trust
Series 2014-CR20 AM 3.938% 11/10/47	345,000	350,595
Series 2015-3BP A 144A 3.178% 2/10/35 #	500,000	511,933
Series 2015-CR23 A4 3.497% 5/10/48	395,000	415,909
DB-JPM Mortgage Trust
Series 2016-C1 A4 3.276% 5/10/49	255,000	268,424
Series 2016-C3 A5 2.89% 8/10/49	300,000	310,665
DB-UBS Mortgage Trust Series 2011-LC1A C 144A 5.689% 11/10/46 #●	230,000	225,697
GS Mortgage Securities Trust
Series 2015-GC32 A4 3.764% 7/10/48	505,000	522,999
Series 2017-GS6 A3 3.433% 5/10/50	500,000	508,460
Series 2019-GC39 A4 3.567% 5/10/52	580,000	606,250
Series 2019-GC42 A4 3.001% 9/1/52	430,000	445,878
JPM-DB Commercial Mortgage Securities Trust Series 2016-C2 A4 3.144% 6/15/49	270,000	282,275
JPMorgan Chase Commercial Mortgage Securities Trust Series 2013-LC11 B 3.499% 4/15/46	125,000	121,237
LB-UBS Commercial Mortgage Trust Series 2006-C6 AJ 5.452% 9/15/39 ●	96,056	56,183
Morgan Stanley Capital I Trust Series 2006-HQ10 B 5.448% 11/12/41 ●	277,851	273,939
Wells Fargo Commercial Mortgage Trust Series 2016-BNK1 A3 2.652% 8/15/49	485,000	477,268

Total Non-Agency Commercial Mortgage-Backed Securities (cost $6,365,531)		6,195,018

Sovereign Bond – 0.01%
Argentina – 0.01%
Argentine Republic Government International Bond 5.625% 1/26/22	90,000	26,550

Total Sovereign Bond (cost $90,000)		26,550

	Number of shares
Preferred Stock – 0.55%
Morgan Stanley 5.55% µ	35,000	30,792
US Bancorp 5.23% (LIBOR03M + 1.02%)●	1,000	726,505
USB Realty 144A 2.978% (LIBOR03M + 1.147%)#●	100,000	75,175
Volkswagen 4.59%	2,820	324,854

Total Preferred Stock (cost $1,287,459)		1,157,326

Schedule of investments

Delaware Strategic Allocation Fund

	Number of shares	Value (US $)
Short-Term Investments – 4.88%
Money Market Mutual Funds – 4.88%
BlackRock FedFund – Institutional Shares (seven-day effective yield 0.33%)	2,052,884	$2,052,884
Fidelity Investments Money Market Government Portfolio – Class I (seven-day effective yield 0.30%)	2,052,884	2,052,884
GS Financial Square Government Fund – Institutional Shares (seven-day effective yield 0.34%)	2,052,884	2,052,884
Morgan Stanley Government Portfolio – Institutional Share Class (seven-day effective yield 0.22%)	2,052,884	2,052,884
State Street Institutional US Government Money Market Fund – Investor Class (seven-day effective yield 0.24%)	2,052,884	2,052,884

Total Short-Term Investments (cost $10,264,420)		10,264,420

Total Value of Securities – 101.65% (cost $204,014,428)		$213,688,480

#

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At March 31, 2020, the aggregate value of Rule 144A securities was $14,325,368, which represents 6.81% of the Fund’s net assets. See Note 12 in “Notes to financial statements.”

♦

Pass Through Agreement. Security represents the contractual right to receive a proportionate amount of underlying payments due to the counterparty pursuant to various agreements related to the rescheduling of obligations and the exchange of certain notes.

=	The value of this security was determined using significant unobservable inputs and is reported as a Level 3 security in the disclosure table located in Note 3 in “Notes to financial statements.”

§	Developed Markets – countries that are thought to be most developed and therefore less risky than emerging markets.

°	Principal amount shown is stated in USD unless noted that the security is denominated in another currency.

µ	Fixed to variable rate investment. The rate shown reflects the fixed rate in effect at March 31, 2020. Rate will reset at a future date.

∑	Interest only security. An interest only security is the interest only portion of a fixed income security, which is separated and sold individually from the principal portion of the security.

y	No contractual maturity date.

†	Non-income producing security.

●

Variable rate investment. Rates reset periodically. Rate shown reflects the rate in effect at March 31, 2020. For securities based on a published reference rate and spread, the reference rate and spread are indicated in their description above. The reference rate descriptions (i.e. LIBOR03M, LIBOR06M, etc.) used in this report are identical for different securities, but the underlying reference rates may differ due to the timing of the reset period. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions, or for mortgage-backed securities, are impacted by the individual mortgages which are paying off over time. These securities do not indicate a reference rate and spread in their description above.

@	Emerging Markets – developing countries with relatively low per capita income, often with above-average economic growth potential but with more risk.

The following foreign currency exchange contracts, futures contracts, and swap contracts were outstanding at March 31, 2020:1

Foreign Currency Exchange Contracts

Counterparty	Currency to Receive (Deliver)		In Exchange For		Settlement Date	Unrealized Appreciation
BNYM	TRY	(415,297)	USD	63,034	4/2/20	$268
TD	AUD	(2,405,000)	USD	1,588,815	6/12/20	109,201

Total Foreign Currency Exchange Contracts						$109,469

Futures Contracts

Contracts to Buy (Sell)		Notional Amount	Notional Cost (Proceeds)	Expiration Date	Value/ Unrealized Appreciation	Value/ Unrealized Depreciation	Variation Margin Due from (Due to) Brokers
(13)	US Treasury 5 yr Notes	$(1,629,672)	$(1,590,032)	6/30/20	$—	$(39,640)	$609
21	US Treasury 10 yr Notes	2,912,438	2,887,224	6/19/20	25,214	—	(2,953)
(6)	US Treasury 10 yr Ultra Notes	(936,188)	(875,891)	6/19/20	—	(60,297)	1,969

Total Futures Contracts			$421,301		$25,214	$(99,937)	$(375)

Schedule of investments

Delaware Strategic Allocation Fund

Swap Contracts

CDS Contracts2

Counterparty/ Reference Obligation/ Termination Date/ Payment Frequency	Notional Amount[3]	Annual Protection Payments	Value	Upfront Payments Paid (Received)	Unrealized Appreciation[4]	Variation Margin Due from (Due to) Brokers
Centrally Cleared/ Protection Purchased:
CDX.NA.IG.32[5] 12/20/24- Quarterly	3,000,000	1.00%	$10,772	$(61,073)	$71,845	$22,489
Over-The-Counter/ Protection Purchased:
HSBC-CDX.EM.29[6] 6/20/23- Quarterly	2,000,000	1.00%	161,463	22,690	138,773	—

Total CDS Contracts			$172,235	$(38,383)	$210,618	$22,489

IRS Contracts[7]

Reference Obligation/ Termination Date/ Payment Frequency (Fixed Rate / Floating Rate)	Notional Amount[3]	Fixed /Floating Interest Rate Paid (Received)[8]	Value	Unrealized Depreciation[4]	Variation Margin Due from (Due to) Broker
Centrally Cleared:
5 yr IRS 4/3/22-(Semiannually/ Quarterly)	2,105,000	2.066%/(1.908%)	$(67,630)	$(67,630)	$(693)
5 yr IRS 3/10/23-(Semiannually/ Quarterly)	8,365,000	0.61%/(0.999%)	(53,834)	(53,834)	59
5 yr IRS 8/29/24-(Semiannually/ Quarterly)	1,380,000	1.325%/(1.580%)	(47,584)	(47,584)	(2,576)
7 yr IRS 2/5/25-(Semiannually/ Quarterly)	8,910,000	2.733%/(1.742%)	(954,616)	(954,616)	6,238
10 yr IRS 8/3/28-(Semiannually/ Quarterly)	3,295,000	3.068%/(1.763%)	(654,170)	(654,170)	14,585
30 yr IRS 6/27/47-(Semiannually/ Quarterly)	430,000	2.388%/(1.267%)	(162,358)	(162,358)	12,275

Total IRS Contracts			$(1,940,192)	$(1,940,192)	$29,888

The use of foreign currency exchange contracts, futures contracts, and swap contracts involve elements of market risk and risks in excess of the amounts disclosed in these financial statements. The foreign currency exchange contracts and notional amounts presented on the previous page represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) and variation margin is reflected in the Fund’s net assets.

1See Note 9 in “Notes to financial statements.”

2A CDS contract is a risk-transfer instrument through which one party (purchaser of protection) transfers to another party (seller of protection) the financial risk of a credit event (as defined in the CDS agreement), as it relates to a particular reference security or basket of securities (such as an index). Periodic payments (receipts) on such contracts are accrued daily and recorded as unrealized losses (gains) on swap contracts. Upon payment (receipt), such amounts are recorded as realized losses (gains) on swap contracts. Upfront payments made or received in connection with CDS contracts are amortized over the expected life of the CDS contracts as unrealized losses (gains) on swap contracts. The change in value of CDS contracts is recorded daily as unrealized appreciation or depreciation. A realized gain or loss is recorded upon a credit event (as defined in the CDS agreement) or the maturity or termination of the CDS agreement.

3Notional amount shown is stated in USD unless noted that the swap is denominated in another currency.

4Unrealized appreciation (depreciation) does not include periodic interest payments (receipt) on swap contracts accrued daily in the amount of ($7,470).

5Markit’s North America Investment Grade Index, or the CDX.NA.IG Index, is composed of 125 liquid North American entities with investment grade credit ratings that trade in the CDS market.

6Markit’s CDX.EM Index is composed of 15 sovereign issuers from the following countries: Argentina, Brazil, Chile, China, Colombia, Indonesia, Malaysia, Mexico, Panama, Peru, Philippines, Russia, South Africa, Turkey, and Venezuela, which have a S&P credit quality rating of CCC and above.

7An IRS agreement is an exchange of interest rates between counterparties. Periodic payments (receipt) on such contracts are accrued daily and recorded as unrealized appreciation (depreciation) on swap contracts. Upon periodic payment (receipt) or termination of the contract, such amounts are recorded as realized gains (losses) on swap contracts.

8Rates reset based on LIBOR03M.

Summary of abbreviations:

ADR – American Depositary Receipt

ARM – Adjustable Rate Mortgage

AUD – Australian Dollar

BBSW1M – Bank Bill Swap Rate 1 Month

BNYM – Bank of New York Mellon

CDS – Credit Default Swap

CDX.EM – Credit Default Swap Index Emerging Markets

CDX.NA.IG – Credit Default Swap Index North America Investment Grade

CLO – Collateralized Loan Obligation

DB – Deutsche Bank

EAFE – Europe Australasia Far East

ETF – Exchange-Traded Fund

FREMF – Freddie Mac Multifamily

FTSE – Financial Times Stock Exchange

GDR – Global Depositary Receipt

GNMA – Government National Mortgage Association

GS – Goldman Sachs

HSBC – Hong Kong Shanghai Bank

ICE – Intercontinental Exchange

IRS – Interest Rate Swap

Schedule of investments

Delaware Strategic Allocation Fund

Summary of abbreviations (continued):

JPM – JPMorgan

LB – Lehman Brothers

LIBOR – London interbank offered rate

LIBOR01M – ICE LIBOR USD 1 Month

LIBOR03M – ICE LIBOR USD 3 Month

LIBOR06M – ICE LIBOR USD 6 Month

LIBOR12M – ICE LIBOR USD 12 Month

MSCI – Morgan Stanley Capital International

PJSC – Private Joint Stock Company

REIT – Real Estate Investment Trust

REMIC – Real Estate Mortgage Investment Conduit

S.F. – Single Family

TBA – To be announced

TD – Toronto-Dominion Bank

TRY – Turkish Lira

USD – US Dollar

yr – Year

See accompanying notes, which are an integral part of the financial statements.

This page intentionally left blank.

Statement of assets and liabilities
Delaware Strategic Allocation Fund	March 31, 2020

Assets:
Investments, at value[1]	$213,688,480
Foreign currencies, at value[2]	254,767
Cash	413,561
Cash collateral due from brokers	667,715
Receivable for securities sold	10,075,098
Dividends and interest receivable	849,800
Foreign tax reclaims receivable	262,817
Unrealized appreciation on over the counter credit default swap contracts	138,773
Unrealized appreciation on foreign currency exchange contracts	109,469
Swap payments receivable	49,921
Receivable for fund shares sold	37,835
Variation margin due from broker on centrally cleared interest rate swap contracts	29,888
Upfront payments on over the counter credit default swap contracts	22,690
Variation margin due from broker on centrally cleared credit default swap contracts	22,489

Total assets	226,623,303

Liabilities:
Payable for securities purchased	15,711,722
Cash collateral due to brokers	220,000
Other accrued expenses	162,041
Investment management fees payable to affiliates	125,155
Swap payments payable	83,543
Distribution fees payable to affiliates	49,558
Payable for fund shares redeemed	44,360
Audit and tax fees payable	6,450
Dividend disbursing and transfer agent fees and expenses payable to affiliates	1,816
Trustees’ fees and expenses payable to affiliates	1,601
Legal fees payable to affiliates	1,187
Accounting and administration expenses payable to affiliates	984
Other liabilities	477
Variation margin due to broker on futures contracts	375
Reports and statements to shareholders expenses payable to affiliates	266
Income distribution payable	141

Total liabilities	16,409,676

Total Net Assets	$210,213,627

Net Assets Consist of:
Paid-in capital	$204,984,253
Total distributable earnings (loss)	5,229,374

Total Net Assets	$210,213,627

Net Asset Value
Class A:
Net assets	$156,435,332
Shares of beneficial interest outstanding, unlimited authorization, no par	17,150,515
Net asset value per share	$9.12
Sales charge	5.75%
Offering price per share, equal to net asset value per share / (1 – sales charge)	$9.68

Class C:
Net assets	$17,822,146
Shares of beneficial interest outstanding, unlimited authorization, no par	1,952,389
Net asset value per share	$9.13

Class R:
Net assets	$1,564,061
Shares of beneficial interest outstanding, unlimited authorization, no par	172,255
Net asset value per share	$9.08

Institutional Class:
Net assets	$34,392,088
Shares of beneficial interest outstanding, unlimited authorization, no par	3,768,694
Net asset value per share	$9.13
[1]Investments, at cost	$204,014,428
[2]Foreign currencies, at cost	260,571

See accompanying notes, which are an integral part of the financial statements.

Statement of operations
Delaware Strategic Allocation Fund	Year ended March 31, 2020

Investment Income:
Dividends	$4,091,868
Interest	3,309,889
Foreign tax withheld	(244,806)

7,156,951

Expenses:
Management fees	1,665,879
Distribution expenses — Class A	455,657
Distribution expenses — Class C	239,069
Distribution expenses — Class R	9,743
Dividend disbursing and transfer agent fees and expenses	223,066
Accounting and administration expenses	84,095
Audit and tax fees	72,428
Registration fees	67,685
Custodian fees	63,011
Reports and statements to shareholders expenses	62,791
Legal fees	55,354
Trustees’ fees and expenses	14,727
Other	114,686

3,128,191
Less expenses waived	(131,527)
Less expenses paid indirectly	(5,432)

Total operating expenses	2,991,232

Net Investment Income	4,165,719

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	$5,642,883
Foreign currencies	(133,700)
Foreign currency exchange contracts	57,887
Futures contracts	89,500
Swap contracts	(1,056,369)

Net realized gain	4,600,201

Net change in unrealized appreciation (depreciation) of:
Investments	(28,925,508)
Foreign currencies	(4,699)
Foreign currency exchange contracts	109,800
Futures contracts	(189,044)
Swap contracts	(1,160,468)

Net change in unrealized appreciation (depreciation)	(30,169,919)

Net Realized and Unrealized Loss	(25,569,718)

Net Decrease in Net Assets Resulting from Operations	$(21,403,999)

See accompanying notes, which are an integral part of the financial statements.

Statements of changes in net assets

Delaware Strategic Allocation Fund

	Year ended
	3/31/20	3/31/19
Increase (Decrease) in Net Assets from Operations:
Net investment income	$4,165,719	$5,455,706
Net realized gain	4,600,201	12,442,968
Net change in unrealized appreciation (depreciation)	(30,169,919)	(14,707,620)

Net increase (decrease) in net assets resulting from operations	(21,403,999)	3,191,054

Dividends and Distributions to Shareholders from:
Distributable earnings:
Class A	(15,220,592)	(11,137,039)
Class C	(1,757,045)	(1,120,892)
Class R	(154,159)	(104,880)
Institutional Class	(3,648,848)	(3,753,979)

	(20,780,644)	(16,116,790)

Capital Share Transactions:
Proceeds from shares sold:
Class A	5,525,466	13,207,393
Class C	944,147	2,117,524
Class R	121,937	211,550
Institutional Class	5,143,725	10,827,096

Net assets from merger*:
Class A	—	35,951,477
Class C	—	18,193,221
Class R	—	1,192,059
Institutional Class	—	7,277,852

	Year ended
	3/31/20	3/31/19
Capital Share Transactions (continued):
Net asset value of shares issued upon reinvestment of dividends and distributions:
Class A	$14,133,230	$10,224,109
Class C	1,732,225	1,093,397
Class R	154,156	104,878
Institutional Class	1,875,646	1,395,126

	29,630,532	101,795,682

Cost of shares redeemed:
Class A	(27,546,571)	(27,865,061)
Class C	(8,472,813)	(13,961,022)
Class R	(367,100)	(1,004,346)
Institutional Class	(13,500,491)	(32,157,000)

	(49,886,975)	(74,987,429)

Increase (Decrease) in net assets derived from capital share transactions	(20,256,443)	26,808,253

Net Increase (Decrease) in Net Assets	(62,441,086)	13,882,517

Net Assets:
Beginning of year	272,654,713	258,772,196

End of year	$210,213,627	$272,654,713

*See Note 7 in “Notes to financial statements.”

See accompanying notes, which are an integral part of the financial statements.

Financial highlights

Delaware Strategic Allocation Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss)
Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain
Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets[3]
Ratio of expenses to average net assets prior to fees waived[3]
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to fees waived
Portfolio turnover

[1]	The average shares outstanding method has been applied for per share information.

[2]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[3]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

Year ended
3/31/20	3/31/19	3/31/18	3/31/17	3/31/16

$10.94	$11.46	$11.42	$10.80	$11.97

0.18	0.22	0.21	0.17	0.17
(1.13)	(0.05)	0.71	0.84	(0.54)

(0.95)	0.17	0.92	1.01	(0.37)

(0.19)	(0.20)	(0.21)	(0.24)	(0.17)
(0.68)	(0.49)	(0.67)	(0.15)	(0.63)

(0.87)	(0.69)	(0.88)	(0.39)	(0.80)

$9.12	$10.94	$11.46	$11.42	$10.80

(9.55% )	1.63%	8.35%	9.45%	(3.32% )

$156,436	$195,484	$172,750	$170,801	$174,041
1.13%	1.16%	1.14%	1.14%	1.15%
1.18%	1.22%	1.17%	1.18%	1.18%
1.66%	2.00%	1.79%	1.49%	1.49%
1.61%	1.94%	1.76%	1.45%	1.46%
103%	97%	93%	133%	131%

Financial highlights

Delaware Strategic Allocation Fund Class C

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss)
Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain
Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets[3]
Ratio of expenses to average net assets prior to fees waived[3]
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to fees waived
Portfolio turnover

[1]	The average shares outstanding method has been applied for per share information.

[2]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[3]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

Year ended
3/31/20	3/31/19	3/31/18	3/31/17	3/31/16

$10.94	$11.46	$11.42	$10.80	$11.97

0.10	0.14	0.12	0.08	0.08
(1.12)	(0.05)	0.71	0.84	(0.53)

(1.02)	0.09	0.83	0.92	(0.45)

(0.11)	(0.12)	(0.12)	(0.15)	(0.09)
(0.68)	(0.49)	(0.67)	(0.15)	(0.63)

(0.79)	(0.61)	(0.79)	(0.30)	(0.72)

$9.13	$10.94	$11.46	$11.42	$10.80

(10.19% )	0.82%	7.53%	8.62%	(4.06% )

$17,822	$27,275	$21,096	$22,602	$24,736
1.89%	1.92%	1.90%	1.90%	1.91%
1.94%	1.98%	1.93%	1.94%	1.94%
0.90%	1.24%	1.03%	0.73%	0.73%
0.85%	1.18%	1.00%	0.69%	0.70%
103%	97%	93%	133%	131%

Financial highlights

Delaware Strategic Allocation Fund Class R

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss)
Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain
Total dividends and distributions

Net asset value, end of period.

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets[3]
Ratio of expenses to average net assets prior to fees waived[3]
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to fees waived
Portfolio turnover

[1]	The average shares outstanding method has been applied for per share information.

[2]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[3]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

Year ended

3/31/20	3/31/19	3/31/18	3/31/17	3/31/16

$10.90	$11.40	$11.37	$10.76	$11.93

0.15	0.19	0.18	0.14	0.14
(1.12)	(0.03)	0.70	0.83	(0.54)

(0.97)	0.16	0.88	0.97	(0.40)

(0.17)	(0.17)	(0.18)	(0.21)	(0.14)
(0.68)	(0.49)	(0.67)	(0.15)	(0.63)

(0.85)	(0.66)	(0.85)	(0.36)	(0.77)

$9.08	$10.90	$11.40	$11.37	$10.76

(9.82% )	1.54%	8.01%	9.11%	(3.59% )

$1,564	$1,986	$1,580	$1,801	$1,982
1.39%	1.42%	1.40%	1.40%	1.41%
1.44%	1.48%	1.43%	1.44%	1.44%
1.40%	1.74%	1.53%	1.23%	1.23%
1.35%	1.68%	1.50%	1.19%	1.20%
103%	97%	93%	133%	131%

Financial highlights

Delaware Strategic Allocation Fund Institutional Class

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss)
Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain
Total dividends and distributions

Net asset value, end of period.

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets[3]
Ratio of expenses to average net assets prior to fees waived[3]
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to fees waived
Portfolio turnover

[1]	The average shares outstanding method has been applied for per share information.

[2]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[3]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

Year ended

3/31/20	3/31/19	3/31/18	3/31/17	3/31/16

$10.95	$11.46	$11.42	$10.80	$11.98

0.20	0.25	0.24	0.19	0.19
(1.12)	(0.04)	0.71	0.84	(0.54)

(0.92)	0.21	0.95	1.03	(0.35)

(0.22)	(0.23)	(0.24)	(0.26)	(0.20)
(0.68)	(0.49)	(0.67)	(0.15)	(0.63)

(0.90)	(0.72)	(0.91)	(0.41)	(0.83)

$9.13	$10.95	$11.46	$11.42	$10.80

(9.29% )	1.96%	8.60%	9.70%	(3.17% )

$34,392	$47,910	$63,346	$79,009	$73,036
0.89%	0.92%	0.90%	0.90%	0.91%
0.94%	0.98%	0.93%	0.94%	0.94%
1.90%	2.24%	2.03%	1.73%	1.73%
1.85%	2.18%	2.00%	1.69%	1.70%
103%	97%	93%	133%	131%

Notes to financial statements

Delaware Strategic Allocation Fund	March 31, 2020

Delaware Group® Foundation Funds (Trust) is organized as a Delaware statutory trust and offers one fund: Delaware Strategic Allocation Fund. The Fund is an open-end investment company. The Fund is considered diversified under the Investment Company Act of 1940, as amended (1940 Act), and offers Class A, Class C, Class R, and Institutional Class shares. Class A shares are sold with a maximum front-end sales charge of 5.75%. Class A share purchases of $1,000,000 or more will incur a contingent deferred sales charge (CDSC) instead of a front-end sales charge of 1.00%, if redeemed during the first year, and 0.50% during the second year, provided that Delaware Distributors, L.P. (DDLP) paid a financial advisor a commission on the purchase of those shares. Class C shares are sold with a CDSC of 1.00%, incurred if redeemed during the first 12 months. Class R and Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors.

1. Significant Accounting Policies

The Fund follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. The following accounting policies are in accordance with US generally accepted accounting principles (US GAAP) and are consistently followed by the Fund.

Security Valuation – Equity securities and exchange-traded funds (ETFs), except those traded on the Nasdaq Stock Market LLC (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange on the valuation date. Equity securities and ETFs traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If, on a particular day, an equity security or ETF does not trade, the mean between the bid and ask prices will be used, which approximates fair value. Equity securities listed on a foreign exchange are normally valued at the last quoted sales price on the valuation date. Debt securities, credit default swap (CDS) contracts, and interest rate swap contracts are valued based upon valuations provided by an independent pricing service or broker/counterparty and reviewed by management. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. US government and agency securities are valued at the mean between the bid and ask prices, which approximates fair value. Valuations for fixed income securities utilize matrix systems, which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations. For asset-backed securities, collateralized mortgage obligations, commercial mortgage securities, and US government agency mortgage securities, pricing vendors utilize matrix pricing which considers prepayment speed; attributes of the collateral; yield or price of bonds of comparable quality, coupon, maturity, and type as well as broker/dealer-supplied prices. Swap prices are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades, and values of the underlying reference instruments. Foreign currency exchange contracts are valued at the mean between the bid and ask prices, which approximates fair value. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Futures contracts are valued at the daily quoted settlement prices. Open-end investment companies are valued at their published net asset value (NAV). Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Trust’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-US markets because, among other things, most foreign markets close well before the Fund values its securities, generally as of 4:00pm Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. Whenever such a significant event occurs, the Fund may value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing). Restricted securities are valued at fair value using methods approved by the Board.

Federal and Foreign Income Taxes – No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken or expected to be taken on the Fund’s federal income tax returns through the year ended March 31, 2020 and for all open tax years (years ended March 31, 2017–March 31, 2019), and has concluded that no provision for federal income tax is required in the Fund’s financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in “Other” on the “Statement of operations.” During the year ended March 31, 2020, the Fund did not incur any interest or tax penalties. In regard to foreign taxes only, the Fund has open tax years in certain foreign countries in which it invests in that may date back to the inception of the Fund.

Class Accounting – Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Underlying Funds – The Fund may invest in other investment companies (Underlying Funds) to the extent permitted by the 1940 Act. The Underlying Funds in which the Fund invests include ETFs. The Fund will indirectly bear the investment management fees and other expenses of the Underlying Funds.

To Be Announced Trades (TBA) – The Fund may contract to purchase or sell securities for a fixed price at a transaction date beyond the customary settlement period (examples: when issued, delayed delivery, forward commitment, or TBA transactions) consistent with the Fund’s ability to manage its investment portfolio and meet redemption requests. These transactions involve a commitment by the Fund to purchase or deliver securities for a predetermined price or yield with payment and delivery taking place more than three days in the future, or after a period longer than the customary settlement period for that type of security. No interest will be earned by the Fund on such purchases until the securities are delivered or the transaction is completed; however, the market value may change prior to delivery.

Foreign Currency Transactions – Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date in accordance with the Fund’s prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into US dollars at the exchange rate of such currencies against the US dollar. Transaction gains or losses resulting from

Notes to financial statements

Delaware Strategic Allocation Fund

1. Significant Accounting Policies (continued)

changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund generally bifurcates that portion of realized gains and losses on investments in debt securities which is due to changes in foreign exchange rates from that which is due to changes in market prices of debt securities. That portion of gains (losses), which is due to changes in foreign exchange rates, is included on the “Statement of operations” under “Net realized gain (loss) on foreign currencies.” For foreign equity securities, the realized gains and losses are included on the “Statement of operations” under “Net realized gain (loss) on investments.” The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates – The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other – Expenses directly attributable to the Fund are charged directly to the Fund. Other expenses common to various funds within the Delaware Funds® by Macquarie (Delaware Funds) are generally allocated among such funds on the basis of average net assets. Management fees and certain other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Discounts and premiums on debt securities are accreted or amortized to interest income, respectively, over the lives of the respective securities using the effective interest method. Realized gains (losses) on paydowns of asset-and mortgage-backed securities are classified as interest income. Distributions received from investments in real estate investment trusts (REITs) are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all tax withholdings, a portion of which may be reclaimable. Withholding taxes and reclaims on foreign dividends have been recorded in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. The Fund declares and pays dividends from net investment income quarterly and distributions from net realized gain on investments, if any, annually. The Fund may distribute more frequently, if necessary for tax purposes. Dividends and distributions, if any, are recorded on the ex-dividend date.

The Fund receives earnings credits from its custodian when positive cash balances are maintained, which may be used to offset custody fees. The expenses paid under this arrangement are included on the “Statement of operations” under “Custodian fees” with the corresponding expenses offset included under “Less expenses paid indirectly.” For the year ended March 31, 2020, the Fund earned $4,812 under this arrangement.

The Fund receives earnings credits from its transfer agent when positive cash balances are maintained, which may be used to offset transfer agent fees. If the amount earned is greater than $1, the expenses paid under this arrangement are included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses” with the corresponding expenses offset included under “Less expenses paid indirectly.” For the year ended March 31, 2020, the Fund earned $620 under this arrangement.

2. Investment Management, Administration Agreements, and Other Transactions with Affiliates

In accordance with the terms of its investment management agreement, the Fund pays Delaware Management Company (DMC), a series of Macquarie Investment Management Business Trust and the investment manager, an annual fee which is calculated daily and paid monthly at the rate of 0.65% on the first $500 million of average daily net assets of the Fund, 0.60% on the next $500 million, 0.55% on the next $1.5 billion, and 0.50% on average daily net assets in excess of $2.5 billion.

DMC has contractually agreed to waive all or a portion, if any, of its management fee and/or pay/reimburse the Fund to the extent necessary to ensure total annual operating expenses (excluding any distribution and service (12b-1) fees, taxes, interest, acquired fund fees and expenses, short sale dividend and interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations), do not exceed 0.90% of the Fund’s average daily net assets from April 1, 2019 through March 31, 2020.* For purposes of those waivers and reimbursements, nonroutine expenses may also include such additional costs and expenses, as may be agreed upon from time to time by the Board and DMC. These waivers and reimbursements apply only to expenses paid directly by the Fund and may only be terminated by agreement of DMC and the Fund. The waivers and reimbursements are accrued daily and received monthly.

DMC may seek investment advice and recommendations from its affiliates: Macquarie Investment Management Europe Limited, Macquarie Investment Management Austria Kapitalanlage AG (MIMAK), Macquarie Investment Management Global Limited (MIMGL), and Macquarie Funds Management Hong Kong (together, the “Affiliated Sub-Advisors”). The Manager may also permit these Affiliated Sub-Advisors to execute Fund security trades on behalf of the Manager and exercise investment discretion for securities in certain markets where DMC believes it will be beneficial to utilize an Affiliated Sub-Advisor’s specialized market knowledge. Although the Affiliated Sub-Advisors serve as sub-advisors, DMC has ultimate responsibility for all investment advisory services. For these services, DMC, not the Fund, pays each Affiliated Sub-Advisor a portion of its investment management fee.

MIMAK is also primarily responsible for the day-to-day management of the Fund’s portfolio and determines its asset allocation. For these services, DMC, not the Fund, pays MIMAK a fee, which is 0.12% of the average daily net assets of the Fund.

Jackson Square Partners, LLC (JSP), a related party of DMC, also furnishes investment sub-advisory services to the Fund. For these services, DMC, not the Fund, pays JSP fees based on the aggregate average daily net assets of the Fund at the following annual rate: 0.39% of the first $500 million; 0.36% of the next $500 million; 0.33% of the next $1.5 billion; and 0.30% of aggregate average daily net assets in excess of $2.5 billion.

Notes to financial statements

Delaware Strategic Allocation Fund

2. Investment Management, Administration Agreements, and Other Transactions with Affiliates (continued)

Delaware Investments Fund Services Company (DIFSC), an affiliate of DMC, provides fund accounting and financial administration oversight services to the Fund. For these services, DIFSC’s fees are calculated daily and paid monthly based on the aggregate daily net assets of all funds within the Delaware Funds at the following annual rates: 0.00475% of the first $35 billion; 0.0040% of the next $10 billion; and 0.0025% of aggregate average daily net assets in excess of $45 billion (Total Fee). Each fund in the Delaware Funds pays a minimum of $4,000, which, in aggregate, is subtracted from the Total Fee. Each fund then pays its portion of the remainder of the Total Fee on a relative NAV basis. This amount is included on the “Statement of operations” under “Accounting and administration expenses.” For the year ended March 31, 2020, the Fund was charged $13,161 for these services.

DIFSC is also the transfer agent and dividend disbursing agent of the Fund. For these services, DIFSC’s fees are calculated daily and paid monthly based on the aggregate daily net assets of the retail funds within the Delaware Funds at the following annual rates: 0.014% of the first $20 billion; 0.011% of the next $5 billion; 0.007% of the next $5 billion; 0.005% of the next $20 billion; and 0.0025% of average daily net assets in excess of $50 billion. The fees payable to DIFSC under the shareholder services agreement described above are allocated among all retail funds in the Delaware Funds on a relative NAV basis. This amount is included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses.” For the year ended March 31, 2020, the Fund was charged $23,982 for these services. Pursuant to a sub-transfer agency agreement between DIFSC and BNY Mellon Investment Servicing (US) Inc. (BNYMIS), BNYMIS provides certain sub-transfer agency services to the Fund. Sub-transfer agency fees are paid by the Fund and are also included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses.” The fees that are calculated daily and paid as invoices are received on a monthly or quarterly basis.

Pursuant to a distribution agreement and distribution plan, the Fund pays DDLP, the distributor and an affiliate of DMC, an annual 12b-1 fee of 1.00% of the average daily net assets of the Class C shares and 0.50% of the average daily net assets of Class R shares. The fees are calculated daily and paid monthly.

In connection with the merger with Delaware Balanced Fund, the Board has adopted a formula for calculating 12b-1 plan fees for the Fund’s Class A shares that went into effect on June 1, 1992. The Fund’s Class A shares are currently subject to a blended 12b-1 fee equal to the sum of: (1) 0.10% of the average daily net assets representing shares that were acquired prior to June 1, 1992, and (2) 0.25% of the average daily net assets representing shares that were acquired on or after June 1, 1992. All Class A shares currently bear 12b-1 fees at the same rate, the blended rate, currently 0.24% of average daily net assets, based on the formula described on the previous page. This method of calculating Class A 12b-1 fees may be discontinued at the sole discretion of the Board. These fees are calculated daily and paid monthly. Institutional Class shares do not pay 12b-1 fees.

As provided in the investment management agreement, the Fund bears a portion of the cost of certain resources shared with DMC, including the cost of internal personnel of DMC and/or its affiliates that provide legal, tax, and regulatory reporting services to the Fund. For the year ended March 31, 2020, the

Fund was charged $9,353 for internal legal, tax, and regulatory reporting services provided by DMC and/or its affiliates’ employees. This amount is included on the “Statement of operations” under “Legal fees.”

For the year ended March 31, 2020, DDLP earned $7,991 for commissions on sales of the Fund’s Class A shares. For the year ended March 31, 2020, DDLP received gross CDSC commissions of $1 and $982 on redemptions of the Fund’s Class A and Class C shares, respectively, and these commissions were entirely used to offset upfront commissions previously paid by DDLP to broker/dealers on sales of those shares.

Trustees’ fees include expenses accrued by the Fund for each Trustee’s retainer and meeting fees. Certain officers of DMC, DIFSC, and DDLP are officers and/or Trustees of the Trust. These officers and Trustees are paid no compensation by the Fund.

In addition to the management fees and other expenses of the Fund, the Fund indirectly bears the investment management fees and other expenses of the investment companies (Underlying Funds) in which it invests. The amount of these fees and expenses incurred indirectly by the Fund will vary based upon the expense and fee levels of the Underlying Funds and the number of shares that are owned of the Underlying Funds at different times.

*The aggregate contractual waiver period covering this report is from July 27, 2018 through July 29, 2020.

3. Investments

For the year ended March 31, 2020, the Fund made purchases and sales of investment securities other than US government securities and short-term investments as follows:

Purchases other than US government securities	$117,226,316
Purchases of US government securities	142,715,116
Sales other than US government securities	160,902,674
Sales of US government securities	152,143,182

The tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be the final tax cost basis adjustments, but approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. At March 31, 2020, the cost and unrealized appreciation (depreciation) of investments and derivatives for federal income tax purposes for the Fund were as follows:

Cost of investments and derivatives	$206,392,867

Aggregate unrealized appreciation of investments and derivatives	$29,654,701
Aggregate unrealized depreciation of investments and derivatives	(24,053,916)

Net unrealized appreciation of investments and derivatives	$5,600,785

US GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three-level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the

Notes to financial statements

Delaware Strategic Allocation Fund

3. Investments (continued)

asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available under the circumstances. The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-level hierarchy of inputs is summarized below.

Level 1	–	Inputs are quoted prices in active markets for identical investments. (Examples: equity securities, open-end investment companies, futures contracts, and exchange-traded options contracts)

Level 2	–	Other observable inputs, including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, and default rates) or other market-corroborated inputs. (Examples: debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing, broker-quoted securities, and fair valued securities)

Level 3	–	Significant unobservable inputs, including the Fund’s own assumptions used to determine the fair value of investments. (Examples: broker-quoted securities and fair valued securities)

Level 3 investments are valued using significant unobservable inputs. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity, and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of March 31, 2020:

	Level 1		Level 2	Level 3	Total
Securities
Assets:
Common Stock
Communication Services	$7,096,958		$3,900,471	$—	$10,997,429
Consumer Discretionary	6,599,068		3,903,160	—	10,502,228
Consumer Staples	2,731,170		7,392,420	—	10,123,590
Energy	1,444,320		3,291,710	—	4,736,030
Financials	7,102,512		6,157,368	—	13,259,880
Healthcare	9,396,378		7,128,354	—	16,524,732
Industrials	4,939,453		5,386,668	—	10,326,121
Information Technology	11,059,821		6,667,721	—	17,727,542
Materials	2,501,255		2,884,104	—	5,385,359
Real Estate	5,678,712		1,153,235	—	6,831,947
Utilities	1,166,790		944,209	—	2,110,999
Exchange-Traded Funds	11,309,895		—	—	11,309,895
Limited Partnerships	32,103		—	—	32,103
Corporate Debt	—		31,476,958	—	31,476,958
Municipal Bonds	—		965,932	—	965,932
Agency, Asset & Mortgage-Backed Securities	—		48,036,747	—	48,036,747
Loan Agreements	—		1,892,692	—	1,892,692
Foreign Debt	—		26,550	—	26,550
Preferred Stock[1]	726,505		430,821	—	1,157,326
Short-Term Investments	10,264,420		—	—	10,264,420

Total Value of Securities	$82,049,360		$131,639,120	$—	$213,688,480

Derivatives[2]
Assets:
Foreign Currency Exchange Contracts	$—		$109,469	$—	$109,469
Futures Contracts	25,214		—	—	25,214
Swap Contracts	—		210,618	—	210,618
Liabilities:
Futures Contracts	$(99,937	) $	—	$—	$(99,937)
Swap Contracts	—		(1,940,192)	—	(1,940,192)

Notes to financial statements

Delaware Strategic Allocation Fund

3. Investments (continued)

1Security type is valued across multiple levels. Level 1 investments represent exchange-traded investments and Level 2 investments represent investments with observable inputs or matrix-priced investments. The amounts attributed to Level 1 investments and Level 2 investments represent the following percentages of the total market value of these security types:

	Level 1	Level 2	Total
Preferred Stock	62.77%	37.23%	100.00%

2Foreign currency exchange contracts, futures contracts, and swap contracts are valued at the unrealized appreciation (depreciation) on the instrument at the year end.

The securities that have been valued at zero on the “Schedule of investments” are considered to be Level 3 investments in this table.

During the year ended March 31, 2020, there were no transfers between Level 1 investments, Level 2 investments, or Level 3 investments that had a significant impact to the Fund. This does not include transfers between Level 1 investments and Level 2 investments due to the Fund utilizing international fair value pricing during the year. In accordance with the fair valuation procedures described in Note 1, international fair value pricing of securities in the Fund occurs when market volatility exceeds an established rolling threshold. If the threshold is exceeded on a given date, then prices of international securities (those that traded on exchanges that close at a different time than the time that the Fund’s NAV is determined) are established using a separate pricing feed from a third-party vendor designed to establish a price for each such security as of the time that the Fund’s NAV is determined. Further, international fair value pricing uses other observable market-based inputs in place of the closing exchange price due to the events occurring after the close of the exchange or market on which the investment is principally traded, causing a change in classification between levels. The Fund’s policy is to recognize transfers between levels based on fair value at the beginning of the reporting period.

A reconciliation of Level 3 investments is presented when the Fund has a significant amount of Level 3 investments at the beginning, interim, or end of the period in relation to the Fund’s net assets. Management has determined not to provide a reconciliation of Level 3 investments as the Level 3 investments were not considered significant to the Fund’s net assets at the beginning, interim, or end of the year. Management has determined not to provide additional disclosure on Level 3 inputs since the Level 3 investments are not considered significant to the Fund’s net assets at the end of the year.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP. Additionally, distributions from net gains on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended March 31, 2020 and 2019 was as follows:

	Year ended
	3/31/20	3/31/19

Ordinary income	$4,733,759	$5,149,123
Long term capital gain	16,046,885	10,967,667

Total	$20,780,644	$16,116,790

5. Components of Net Assets on a Tax Basis

As of March 31, 2020, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$204,984,253
Undistributed ordinary income	20,844
Qualified late year loss deferrals	(392,255)
Net unrealized appreciation of investments, foreign currencies, and derivatives	5,600,785

Net assets	$210,213,627

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales, partnership income, market discount and premium on debt instruments, mark-to-market of foreign currency exchange contracts, tax treatment of passive foreign investment companies (PFIC), tax treatment of securities no longer considered to be PFICs, mark-to-market on futures, and tax treatment of CDS contracts.

Qualified late year losses represent losses realized on investment transactions from Nov. 1, 2019 through March 31, 2020 that, in accordance with federal income tax regulations, the Fund has elected to defer and treat as having arisen in the following fiscal year.

Notes to financial statements

Delaware Strategic Allocation Fund

6. Capital Shares

Transactions in capital shares were as follows:

	Year ended
	3/31/20	3/31/19

Shares sold:
Class A	522,851	1,185,928
Class C	88,141	192,703
Class R	11,461	19,115
Institutional Class	472,279	972,719

Shares from merger:
Class A	—	3,209,953
Class C	—	1,624,395
Class R	—	106,911
Institutional Class	—	649,229

Shares issued upon reinvestment of dividends and distributions:
Class A	1,338,660	938,694
Class C	163,197	100,774
Class R	14,655	9,680
Institutional Class	177,920	128,402

	2,789,164	9,138,503

Shares redeemed:
Class A	(2,578,339)	(2,546,459)
Class C	(791,327)	(1,267,014)
Class R	(36,121)	(91,975)
Institutional Class	(1,257,360)	(2,900,734)

	(4,663,147)	(6,806,182)

Net increase (decrease)	(1,873,983)	2,332,321

Certain shareholders may exchange shares of one class for shares of another class in the same Fund. These exchange transactions are included as subscriptions and redemptions in the table above and on the “Statements of changes in net assets.” For the years ended March 31, 2020 and 2019, the Fund had the following exchange transactions:

	Exchange Redemptions		Exchange Subscriptions
Year ended	Class A Shares	Class C Shares	Class A Shares	Institutional Class Shares	Value
3/31/20	9,498	37,071	28,422	18,126	$505,356
3/31/19	24,252	152,102	151,854	24,230	2,024,307

7. Fund Merger

As of the close of business on July 27, 2018, the Fund acquired all of the assets and liabilities of Delaware Foundation® Conservative Allocation Fund (“Acquired Fund”), an open-end investment company, in exchange for the shares of the Fund pursuant to a Plan and Agreement of Reorganization (“Reorganization”). For financial reporting purposes, assets received and shares issued by the Fund were recorded at fair value. The shareholders of the Acquired Fund received shares of the respective class of the Fund equal to the aggregate NAV of their shares in the Acquired Fund by a taxable exchange prior to the Reorganization, as shown in the following table:

	Acquired Fund Shares Outstanding	Shares Converted to the Fund	Acquired Fund Net Assets	Conversion Ratio
Class A	3,847,090	3,209,953	$35,951,477	0.834
Class C	1,940,385	1,624,395	18,193,221	0.837
Class R	127,564	106,911	1,192,059	0.838
Institutional Class	776,847	649,229	7,277,852	0.836

The net assets of the Fund before the acquisition were $243,255,988. The net assets of the Fund immediately following the acquisition were $305,870,597.

If the acquisition had been completed on April 1, 2018, the beginning of the Fund’s reporting period, the Fund’s results of operations for the year ended March 31, 2019, would have been as follows (unaudited):

Net investment income	$5,886,374	(a)
Net realized gain	13,632,735	(b)
Net change in unrealized appreciation (depreciation)	(15,255,647	) (c)

Net increase in net assets resulting from operations	$4,263,462

(a)$5,455,706, as reported in the Statement of operations, plus $430,668 net investment income from Delaware Foundation® Conservative Allocation Fund pre-merger.

(b)$12,442,968, as reported in the Statement of operations, plus $1,189,767 net realized gain from Delaware Foundation Conservative Allocation Fund pre-merger.

(c)$(14,707,620), as reported in the Statement of operations, plus $(548,027) net change in unrealized appreciation (depreciation) from Delaware Foundation Conservative Allocation Fund pre-merger.

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practical to separate the amounts of revenue and earnings of the Acquired Fund that have been included in the Fund’s Statement of operations since July 30, 2018.

Notes to financial statements

Delaware Strategic Allocation Fund

8. Line of Credit

The Fund, along with certain other funds in the Delaware Funds (Participants), was a participant in a $220,000,000 revolving line of credit intended to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the agreement, the Participants were charged an annual commitment fee of 0.15%, which was allocated across the Participants based on a weighted average of the respective net assets of each Participant. The Participants were permitted to borrow up to a maximum of one-third of their net assets under the agreement. Each Participant was individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit available under the agreement expired on Nov. 4, 2019.

On Nov. 4, 2019, the Participants entered into an amendment to the agreement for a $250,000,000 revolving line of credit. The revolving line of credit is to be used as described above and operates in substantially the same manner as the original agreement. The line of credit available under the agreement expires on Nov. 2, 2020.

The Fund had no amounts outstanding as of March 31, 2020, or at any time during the year then ended.

9. Derivatives

US GAAP requires disclosures that enable investors to understand: (1) how and why an entity uses derivatives; (2) how they are accounted for; and (3) how they affect an entity’s results of operations and financial position.

Foreign Currency Exchange Contracts – The Fund may enter into foreign currency exchange contracts and foreign cross currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the US dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. The Fund may also enter into these contracts to hedge the US dollar value of securities it already owns that are denominated in foreign currencies. In addition, the Fund may enter into these contracts to facilitate or expedite the settlement of portfolio transactions. The change in value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of foreign currency exchange contracts and foreign cross currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although foreign currency exchange contracts and foreign cross currency exchange contracts limit the risk of loss due to an unfavorable change in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency change favorably. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. The Fund’s maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. The risk is generally mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

During the year ended March 31, 2020, the Fund entered into foreign currency exchange contracts to hedge the US dollar value of securities the Fund already owns that are denominated in foreign currencies.

Futures Contracts – A futures contract is an agreement in which the writer (or seller) of the contract agrees to deliver to the buyer an amount of cash or securities equal to a specific dollar amount times the difference between the value of a specific security or index at the close of the last trading day of the contract and the price at which the agreement is made. The Fund may use futures contracts in the normal course of pursuing its investment objective. The Fund may invest in futures contracts to hedge its existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions. Upon entering into a futures contract, the Fund deposits cash or pledges US government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default. At March 31, 2020, the Fund posted $24,646 in cash as margin for open futures contracts, which is included in “Cash collateral due from brokers” on the “Statement of assets and liabilities.”

During the year ended March 31, 2020, the Fund entered into futures contracts to hedge the Fund’s existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions.

Swap Contracts – The Fund may enter into interest rate swap contracts and CDS contracts in the normal course of pursuing its investment objective. The Fund may enter into interest rate swap contracts to manage its sensitivity to interest rates or to hedge against changes in interest rates. The Fund may enter into CDS contracts in order to hedge against a credit event, to enhance total return or to gain exposure to certain securities or markets. The Fund will not be permitted to enter into any swap transactions unless, at the time of entering into such transactions, the unsecured long-term debt of the actual counterparty, combined with any credit enhancements, is rated at least BBB- by Standard & Poor’s Financial Services LLC (S&P) or Baa3 by Moody’s Investors Service, Inc. (Moody’s) or is determined to be of equivalent credit quality by DMC.

Interest Rate Swaps. An interest rate swap contract is an exchange of interest rates between counterparties. In one instance, an interest rate swap involves payments received by the Fund from another party based on a variable or floating interest rate, in return for making payments based on a fixed interest rate. An interest rate swap can also work in reverse with the Fund receiving payments based on a fixed interest rate and making payments based on a variable or floating interest rate. Interest rate swaps may be used to adjust the Fund’s sensitivity to interest rates or to hedge against changes in

Notes to financial statements

Delaware Strategic Allocation Fund

9. Derivatives (continued)

interest rates. Periodic payments on such contracts are accrued daily and recorded as unrealized appreciation (depreciation) on swap contracts. Upon periodic payment (receipt) or termination of the contract, such amounts are recorded as realized gains or losses on swap contracts. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparty over the interest rate swap contract’s remaining life, to the extent that the amount is positive. This risk is mitigated by (1) for bilateral swap contracts, having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty, and (2) for cleared swaps, trading these instruments through a central counterparty.

During the year ended March 31, 2020, the Fund entered into interest rate swap contracts to manage the Fund’s sensitivity to interest rates or to hedge against changes in interest rates.

Credit Default Swaps. A CDS contract is a risk-transfer instrument through which one party (purchaser of protection) transfers to another party (seller of protection) the financial risk of a credit event (as defined in the CDS agreement), as it relates to a particular reference security or basket of securities (such as an index). In exchange for the protection offered by the seller of protection, the purchaser of protection agrees to pay the seller of protection a periodic amount at a stated rate that is applied to the notional amount of the CDS contract. In addition, an upfront payment may be made or received by the Fund in connection with an unwinding or assignment of a CDS contract. Upon the occurrence of a credit event, the seller of protection would pay the par (or other agreed-upon) value of the reference security (or basket of securities) to the counterparty. Credit events generally include, among others, bankruptcy, failure to pay, and obligation default.

During the year ended March 31, 2020, the Fund entered into CDS contracts as a purchaser of protection. Periodic payments (receipts) on such contracts are accrued daily and recorded as unrealized losses (gains) on swap contracts. Upon payment (receipt), such amounts are recorded as realized losses (gains) on swap contracts. Upfront payments made or received in connection with CDS contracts are amortized over the expected life of the CDS contracts as unrealized losses (gains) on swap contracts. The change in value of CDS contracts is recorded daily as unrealized appreciation or depreciation. A realized gain or loss is recorded upon a credit event (as defined in the CDS agreement) or the maturity or termination of the agreement. Initial margin and variation margin are posted to central counterparties for centrally cleared CDS basket trades, as determined by the applicable central counterparty. During the year ended March 31, 2020, the Fund did not enter into any CDS contracts as a seller of protection.

CDS contracts may involve greater risks than if the Fund had invested in the reference obligation directly. CDS contracts are subject to general market risk, liquidity risk, counterparty risk, and credit risk. The Fund’s maximum risk of loss from counterparty credit risk, either as the seller of protection or the buyer of protection, is the fair value of the contract. This risk is mitigated by (1) for bilateral swap contracts, having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty, and (2) for cleared swaps, trading these instruments through a central counterparty.

During the year ended March 31, 2020, the Fund entered into CDS contracts to hedge against credit events.

Swaps Generally. The value of open swaps may differ from that which would be realized in the event the Fund terminated its position in the contract on a given day. Risks of entering into these contracts include the potential inability of the counterparty to meet the terms of the contracts. This type of risk is generally limited to the amount of favorable movement in the value of the underlying security, instrument, or basket of instruments, if any, at the day of default. Risks also arise from potential losses from adverse market movements and such losses could exceed the unrealized amounts shown on the “Schedule of investments.” For centrally cleared swaps, payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

At March 31, 2020, the Fund posted $643,069 in cash collateral for open centrally cleared interest rate swap contracts, which is included in “Cash collateral due from brokers” on the “Statement of assets and liabilities.” The Fund received $220,000 in cash collateral for open over-the-counter credit default swap contracts, which is included in “Cash collateral due to brokers” on the “Statement of assets and liabilities.”

Fair values of derivative instruments as of March 31, 2020 were as follows:

	Asset Derivatives Fair Value
Statement of Assets and Liabilities Location	Currency Contracts	Interest Rate Contracts	Credit Contracts	Total
Variation margin due from broker on futures contracts**	$—	$25,214	$—	$25,214
Variation margin due from broker on centrally cleared credit default swap contracts	—	—	71,845	71,845
Unrealized appreciation on over the counter credit default swap contracts	—	—	138,773	138,773
Unrealized appreciation on foreign currency exchange contracts	109,469	—	—	109,469

Total	$109,469	$25,214	$210,618	$345,301

Liability Derivatives Fair Value
Statement of Assets and Liabilities Location	Interest Rate Contracts
Variation margin due from broker on centrally cleared interest rate swap contracts*	$1,940,192
Variation margin due to brokers on futures contracts**	99,937

Total	$2,040,129

*Includes cumulative appreciation (depreciation) of centrally cleared swap contracts from the date the contracts were opened through March 31, 2020. Only current day variation margin is reported on the

“Statement of assets and liabilities.”

Notes to financial statements

Delaware Strategic Allocation Fund

9. Derivatives (continued)

**Includes cumulative appreciation (depreciation) of futures contracts from the date the contracts were opened through March 31, 2020. Only current day variation margin is reported on the “Statement of assets and liabilities.”

The effect of derivative instruments on the “Statement of operations” for the year ended March 31, 2020 was as follows:

	Net Realized Gain (Loss) on:
	Foreign Currency Exchange Contracts	Futures Contracts	Swap Contracts	Total
Currency contracts	$57,887	$—	$—	$57,887
Interest rate contracts	—	89,500	(1,022,303)	(932,803)
Credit contracts	—	—	(34,066)	(34,066)

Total	$57,887	$89,500	$(1,056,369)	$(908,982)

	Net Change in Unrealized Appreciation (Depreciation) of:
	Foreign Currency Exchange Contracts	Futures Contracts	Swap Contracts	Total
Currency contracts	$109,800	$—	$—	$109,800
Interest rate contracts	—	(189,044)	(1,406,210)	(1,595,254)
Credit contracts	—	—	245,742	245,742

Total	$109,800	$(189,044)	$(1,160,468)	$(1,239,712)

Derivatives Generally. The table below summarizes the average balance of derivative holdings by the Fund during the year ended March 31, 2020.

	Long Derivatives Volume	Short Derivatives Volume
Foreign currency exchange contracts (average cost)	$261,796	$642,128
Futures contracts (average notional value)	9,135,742	5,658,614
CDS contracts (average notional value)*	3,304,348	—
Interest rate swap contracts (average notional value)**	—	22,500,119

*Long represents buying protection and short represents selling protection.

**Long represents receiving fixed interest payments and short represents paying fixed interest payments.

10. Offsetting

The Fund entered into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or a similar agreement with certain of its derivative contract counterparties in order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs over-the-counter (OTC) derivatives and foreign exchange contracts and typically contains, among other things, collateral posting items and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out), including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency, or other events.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements on the “Statement of assets and liabilities.”

At March 31, 2020, the Fund had the following assets and liabilities subject to offsetting provisions:

Offsetting of Financial Assets and Liabilities and Derivative Assets and Liabilities

Counterparty	Gross Value of Derivative Asset	Gross Value of Derivative Liability	Net Position
The Bank of New York Mellon	$268	$—	$268
HSBC Bank USA, National Association	138,773	—	138,773
Toronto Dominion Bank	109,201	—	109,201

Total	$248,242	$—	$248,242

Counterparty	Net Position	Fair Value of Non-Cash Collateral Received	Cash Collateral Received(a)	Fair Value of Non-Cash Collateral Pledged	Cash Collateral Pledged	Net Exposure(b)
The Bank of New York Mellon	$268	$—	$—	$—	$—	$268
HSBC Bank USA, National Association	138,773	—	(110,000)	—	—	28,773
Toronto Dominion Bank	109,201	—	(109,201)	—	—	—

Total	$248,242	$—	$(219,201)	$—	$—	$29,041

Notes to financial statements

Delaware Strategic Allocation Fund

10. Offsetting (continued)

Master Securities Forward Transaction Agreements

Master Securities Forward Transaction Agreements (MFA) govern certain forward settling transactions, such as TBA securities, delayed-delivery or sale-buyback transactions by and between the Fund and select counterparties. The MFA maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. As of March 31, 2020, the following table is a summary of the Fund’s TBA securities by counterparty which are subject to offsetting under MFA:

Counterparty	TBA at Value	Cash Collateral Received	Cash Collateral Pledged	Net Exposure(b)
Bank of America Securities LLC	$1,749,284	$—	$—	$1,749,284
Wells Fargo	297,892	—	—	297,892

Total	$2,047,176	$—	$—	$2,047,176

(a)The value of the related collateral exceeded the value of the derivatives as of March 31, 2020, as applicable.

(b)Net exposure represents the receivable (payable) that would be due from (to) the counterparty in the event of default.

11. Securities Lending

The Fund, along with other funds in the Delaware Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with The Bank of New York Mellon (BNY Mellon). At the time a security is loaned, the borrower must post collateral equal to the required percentage of the market value of the loaned security, including any accrued interest. The required percentage is: (1) 102% with respect to US securities and foreign securities that are denominated and payable in US dollars; and (2) 105% with respect to foreign securities. With respect to each loan, if on any business day, the aggregate market value of securities collateral plus cash collateral held is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral by the end of the following business day, which, together with the collateral already held, will be not less than the applicable initial collateral requirements for such security loan. If the aggregate market value of securities collateral and cash collateral held with respect to a security loan exceeds the applicable initial collateral requirement, upon the request of the borrower, BNY Mellon must return enough collateral to the borrower by the end of the following business day to reduce the value of the remaining collateral to the applicable initial collateral requirement for such security loan. As a result of the foregoing, the value of the collateral held with respect to a loaned security on any particular day, may be more or less than the value of the security on loan. The collateral percentage with respect to the market value of the loaned security is determined by the security lending agent.

Cash collateral received by each fund of the Trust is generally invested in a series of individual separate accounts, each corresponding to a fund. The investment guidelines permit each separate account to hold certain securities that would be considered eligible securities for a money market fund. Cash collateral received is generally invested in government securities; certain obligations issued by government sponsored enterprises; repurchase agreements collateralized by US Treasury securities;

obligations issued by the central government of any Organization for Economic Cooperation and Development (OECD) country or its agencies, instrumentalities, or establishments; obligations of supranational organizations; commercial paper, notes, bonds, and other debt obligations; certificates of deposit, time deposits, and other bank obligations; and asset-backed securities. The Fund can also accept US government securities and letters of credit (non-cash collateral) in connection with securities loans.

In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Fund or, at the discretion of the lending agent, replace the loaned securities. The Fund continues to record dividends or interest, as applicable, on the securities loaned and is subject to changes in value of the securities loaned that may occur during the term of the loan. The Fund has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, the Fund receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Fund, the security lending agent, and the borrower. The Fund records security lending income net of allocations to the security lending agent and the borrower.

The Fund may incur investment losses as a result of investing securities lending collateral. This could occur if an investment in the collateral investment account defaulted or became impaired. Under those circumstances, the value of the Fund’s cash collateral account may be less than the amount the Fund would be required to return to the borrowers of the securities and the Fund would be required to make up for this shortfall.

During the year ended March 31, 2020, the Fund had no securities out on loan.

12. Credit and Market Risk

When interest rates rise, fixed income securities (i.e. debt obligations) generally will decline in value. These declines in value are greater for fixed income securities with longer maturities or durations.

The risk that potential changes related to the use of the London interbank offered rate (LIBOR) could have adverse impacts on financial instruments which reference LIBOR. The potential abandonment of LIBOR could affect the value and liquidity of instruments which reference LIBOR.

Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid, and more volatile than the major securities markets in the US. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of

Notes to financial statements

Delaware Strategic Allocation Fund

12. Credit and Market Risk (continued)

equity securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.

The Fund invests a portion of its assets in high yield fixed income securities, which are securities rated lower than BBB- by S&P and Baa3 by Moody’s, or similarly rated by another nationally recognized statistical rating organization. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.

The Fund invests a significant portion of its assets in small companies and may be subject to certain risks associated with ownership of securities of such companies. Investments in small-sized companies may be more volatile than investments in larger companies for a number of reasons, which include limited financial resources or a dependence on narrow product lines.

The Fund invests in fixed income securities whose value is derived from an underlying pool of mortgages or consumer loans. The value of these securities is sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be adversely affected by shifts in the market’s perception of the issuers and changes in interest rates. Investors receive principal and interest payments as the underlying mortgages and consumer loans are paid back. Some of these securities are collateralized mortgage obligations (CMOs). CMOs are debt securities issued by US government agencies or by financial institutions and other mortgage lenders, which are collateralized by a pool of mortgages held under an indenture. Prepayment of mortgages may shorten the stated maturity of the obligations and can result in a loss of premium, if any has been paid. Certain of these securities may be stripped (securities which provide only the principal or interest feature of the underlying security). The yield to maturity on an interest-only CMO is extremely sensitive not only to changes in prevailing interest rates, but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets. A rapid rate of principal payments may have a material adverse effect on the Fund’s yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities even if the securities are rated in the highest rating categories.

The Fund invests in REITs and is subject to the risks associated with that industry. If the Fund holds real estate directly as a result of defaults or receives rental income directly from real estate holdings, its tax status as a regulated investment company may be jeopardized. There were no direct real estate holdings during the year ended March 31, 2020. The Fund’s REIT holdings are also affected by interest rate changes, particularly if the REITs it holds use floating rate debt to finance their ongoing operations.

The Fund invests in certain obligations that may have liquidity protection designed to ensure that the receipt of payments due on the underlying security is timely. Such protection may be provided through guarantees, insurance policies, or letters of credit obtained by the issuer or sponsor through third parties, through various means of structuring the transaction, or through a combination of such approaches. The Fund will not pay any additional fees for such credit support, although the existence of credit support may increase the price of the security.

The Fund invests in bank loans and other securities that may subject it to direct indebtedness risk, the risk that the Fund will not receive payment of principal, interest, and other amounts due in connection with these investments and will depend primarily on the financial condition of the borrower. Loans that are fully secured offer the Fund more protection than unsecured loans in the event of nonpayment of scheduled interest or principal, although there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower’s obligation, or that the collateral can be liquidated. Some loans or claims may be in default at the time of purchase. Certain of the loans and the other direct indebtedness acquired by the Fund may involve revolving credit facilities or other standby financing commitments that obligate the Fund to pay additional cash on a certain date or on demand. These commitments may require the Fund to increase its investment in a company at a time when the Fund might not otherwise decide to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid). To the extent that the Fund is committed to advance additional funds, it will at all times hold and maintain cash or other high-grade debt obligations in an amount sufficient to meet such commitments. When a loan agreement is purchased the Fund may pay an assignment fee. On an ongoing basis, the Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan agreement. Prepayment penalty fees are received upon the prepayment of a loan agreement by the borrower. Prepayment penalty, facility, commitment, consent and amendment fees are recorded to income as earned or paid.

As the Fund may be required to rely upon another lending institution to collect and pass on to the Fund amounts payable with respect to the loan and to enforce the Fund’s rights under the loan and other direct indebtedness, an insolvency, bankruptcy, or reorganization of the lending institution may delay or prevent the Fund from receiving such amounts. The highly leveraged nature of many loans may make them especially vulnerable to adverse changes in economic or market conditions. Investments in such loans and other direct indebtedness may involve additional risk to the Fund.

The Fund may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A promulgated under the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Board has delegated to DMC, the day-to-day functions of determining whether individual securities are liquid for purposes of the Fund’s limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s 15% limit on investments in illiquid securities. Rule 144A securities have been identified on the “Schedule of investments.”

13. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

Notes to financial statements

Delaware Strategic Allocation Fund

14. Recent Accounting Pronouncements

In March 2017, the FASB issued an Accounting Standards Update (ASU), ASU 2017-08, Receivables — Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities which amends the amortization period for certain callable debt securities purchased at a premium, shortening such period to the earliest call date. ASU 2017-08 does not require any accounting change for debt securities held at a discount; the discount continues to be amortized to maturity. ASU 2017-08 is effective for fiscal years, and interim periods within those fiscal years, beginning after Dec. 15, 2018. Management has implemented ASU 2017-08 and determined that the impact of this guidance to the Fund’s net assets at the end of the period is not material.

In August 2018, the FASB issued ASU 2018-13, which changes certain fair value measurement disclosure requirements. ASU 2018-13, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the policy for the timing of transfers between levels and the valuation process for Level 3 fair value measurements. ASU 2018-13 is effective for fiscal years, and interim periods within those fiscal years, beginning after Dec. 15, 2019. At this time, Management is evaluating the implications of these changes on the financial statements.

In March 2020, the FASB issued ASU 2020-04, Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in ASU 2020-04 provides optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of LIBOR and other interbank-offered based reference rates as of the end of 2021. ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of applying this ASU.

15. Subsequent Events

On Nov. 4, 2019, the Fund, along with certain other funds in the Delaware Funds (Participants), entered into an amendment to the agreement for a $250,000,000 revolving line of credit. The revolving line of credit available was increased to $275,000,000 on May 6, 2020. The revolving line of credit is to be used as described above and operates in substantially the same manner as the original agreement.

Beginning in January 2020, global financial markets have experienced and may continue to experience significant volatility resulting from the spread of a novel coronavirus known as COVID-19. The outbreak of COVID-19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand and general market uncertainty. The effects of COVID-19 have and may continue to adversely affect the global economy, the economies of certain nations and individual issuers, all of which may negatively impact the Fund’s performance.

Management has determined that no other material events or transactions occurred subsequent to March 31, 2020, that would require recognition or disclosure in the Fund’s financial statements.

Report of independent

registered public accounting firm

To the Board of Trustees of Delaware Group® Foundation Funds and Shareholders of Delaware Strategic Allocation Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Delaware Strategic Allocation Fund (the “Fund”) as of March 31, 2020, the related statement of operations for the year ended March 31, 2020, the statements of changes in net assets for each of the two years in the period ended March 31, 2020, including the related notes, and the financial highlights for each of the five years in the period ended March 31, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of March 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended March 31, 2020 and the financial highlights for each of the five years in the period ended March 31, 2020 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2020 by correspondence with the custodian, transfer agents and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

May 26, 2020

We have served as the auditor of one or more investment companies in Delaware Funds® by Macquarie since 2010.

Other Fund information (Unaudited)

Delaware Strategic Allocation Fund

Tax Information

The information set forth below is for the Fund’s fiscal year as required by federal income tax laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of the Fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in January of each year. Please consult your tax advisor for proper treatment of this information.

All disclosures are based on financial information available as of the date of this annual report and, accordingly are subject to change. For any and all items requiring reporting, it is the intention of the Fund to report the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

For the fiscal year ended March 31, 2020, the Fund reports distributions paid during the year as follows:

(A) Long-Term Capital Gain Distributions (Tax Basis)	77.22%
(B) Ordinary Income Distribution (Tax Basis)*	22.78%
Total Distributions.	100.00%
(C) Qualified Dividends[1]	22.20%

(A)	and (B) are based on a percentage of the Fund’s total distributions.
(C)	is based on the Fund’s ordinary income distributions.
[1]	Qualified dividends represent dividends which qualify for the corporate dividends received deduction.
*

For the fiscal year ended March 31, 2020, certain dividends paid by the Fund may be subject to a maximum tax rate of 20%. The percentage of dividends paid by the Fund from ordinary income reported as qualified dividend income is 67.49%. Complete information will be computed and reported in conjunction with your 2020 Form 1099-DIV, as applicable.

For the fiscal year ended March 31, 2020, certain distributions paid by the Fund determined to be from Qualified Interest Income or Qualified Short Term Capital Gains, may be subject to relief from U.S. withholding for foreign shareholders, as provided by the American Jobs Creation Act of 2004; the Tax Relief, Unemployment Insurance Reauthorization, and Job Creations Act of 2010; and as extended by the American Taxpayer Relief Act of 2012. For the fiscal year ended March 31, 2020, the Fund has reported maximum distributions of Qualified Interest Income of $1,668,454 and Qualified Short Term Capital Gains of $161,394.

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Board of trustees / directors and officers addendum

Delaware Funds® by Macquarie

A mutual fund is governed by a Board of Trustees/Directors (“Trustees”), which has oversight responsibility for the management of a fund’s business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor, and others who perform services for the fund. The independent fund trustees, in particular, are advocates

Name, Address,	Position(s)	Length of
and Birth Date	Held with Fund(s)	Time Served
Interested Trustee
Shawn K. Lytle[1]	President,	President and
2005 Market Street	Chief Executive Officer,	Chief Executive Officer
Philadelphia, PA 19103	and Trustee	since August 2015
February 1970
Trustee since
September 2015

Independent Trustees
Thomas L. Bennett	Chair and Trustee	Trustee since
2005 Market Street		March 2005
Philadelphia, PA 19103
October 1947		Chair since
March 2015
Jerome D. Abernathy	Trustee	Since January 2019
2005 Market Street
Philadelphia, PA 19103
July 1959

Ann D. Borowiec	Trustee	Since March 2015
2005 Market Street
Philadelphia, PA 19103
November 1958

1	Shawn K. Lytle is considered to be an “Interested Trustee” because he is an executive officer of the Fund’s(s’) investment advisor.

for shareholder interests. Each trustee has served in that capacity since he or she was elected to or appointed to the Board of Trustees, and will continue to serve until his or her retirement or the election of a new trustee in his or her place. The following is a list of the Trustees and Officers with certain background and related information.

Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer

President — Macquarie Investment Management[2] (June 2015–Present)	95	Trustee — UBS Relationship Funds, SMA Relationship Trust, and UBS Funds (May 2010–April 2015)
Regional Head of Americas — UBS Global Asset Management (April 2010–May 2015)

Private Investor (March 2004–Present)	95	None
Managing Member, Stonebrook Capital Management, LLC (financial technology: macro factors and databases) (January 1993–Present)	95	None
Chief Executive Officer, Private Wealth Management (2011–2013) and Market Manager, New Jersey Private Bank (2005–2011) — J.P. Morgan Chase & Co.	95	Director — Banco Santander International (October 2016– December 2019) Director — Santander Bank, N.A. (December 2016– December 2019)

[2]

Macquarie Investment Management is the marketing name for Macquarie Management Holdings, Inc. and its subsidiaries, including the Fund’s(s’) investment advisor, principal underwriter, and its transfer agent.

Board of trustees / directors and officers addendum

Delaware Funds® by Macquarie

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served
Independent Trustees (continued)
Joseph W. Chow 2005 Market Street Philadelphia, PA 19103 January 1953	Trustee	Since January 2013
John A. Fry 2005 Market Street Philadelphia, PA 19103 May 1960	Trustee	Since January 2001
Lucinda S. Landreth 2005 Market Street Philadelphia, PA 19103 June 1947	Trustee	Since March 2005

Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer

Private Investor (April 2011–Present)	95	Director and Audit Committee Member — Hercules Technology Growth Capital, Inc. (July 2004–July 2014)
President — Drexel University (August 2010–Present) President — Franklin & Marshall College (July 2002–June 2010)	95

Director; Compensation

Committee and

Governance Committee

Member — Community

Health Systems

(May 2004–Present)

Director — Drexel

Morgan & Co.

(2015–2019)

Director and Audit Committee

Member — vTv

Therapeutics Inc.

(2017–Present)

Director and Audit Committee

Member — FS Credit Real

Estate Income Trust, Inc.

(2018–Present)

Director — Federal Reserve

Bank of Philadelphia

(January 2020–Present)

Private Investor (2004–Present)	95	None

Board of trustees / directors and officers addendum

Delaware Funds® by Macquarie

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served

Independent Trustees (continued)
Frances A. Sevilla-Sacasa 2005 Market Street Philadelphia, PA 19103 January 1956	Trustee	Since September 2011
Thomas K. Whitford 2005 Market Street Philadelphia, PA 19103 March 1956	Trustee	Since January 2013

Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer

Private Investor (January 2017–Present) Chief Executive Officer — Banco Itaú International (April 2012–December 2016) Executive Advisor to Dean (August 2011–March 2012) and Interim Dean (January 2011–July 2011) — University of Miami School of Business Administration President — U.S. Trust, Bank of America Private Wealth Management (Private Banking) (July 2007–December 2008)	95

Trust Manager and

Audit Committee

Chair — Camden

Property Trust

(August 2011–Present)

Director; Strategic

Planning and Reserves

Committee and Nominating

and Governance

Committee Member —

Callon Petroleum Company

(December 2019–Present)

Director; Audit

Committee Member —

Carrizo Oil & Gas, Inc.

(March 2018–December 2019)

Vice Chairman (2010–April 2013) — PNC Financial Services Group	95

Director — HSBC North

America Holdings Inc.

(December 2013–Present)

Director — HSBC USA Inc.

(July 2014–Present)

Director —

HSBC Bank USA,

National Association

(July 2014–March 2017)

Director — HSBC

Finance Corporation

(December 2013–April 2018)

Board of trustees / directors and officers addendum

Delaware Funds® by Macquarie

Name, Address,	Position(s)	Length of
and Birth Date	Held with Fund(s)	Time Served
Independent Trustees (continued)
Christianna Wood	Trustee	Since January 2019
2005 Market Street
Philadelphia, PA 19103
August 1959

Number of Portfolios in
Principal Occupation(s)	Fund Complex Overseen	Other Directorships
During the Past Five Years	by Trustee or Officer	Held by Trustee or Officer

Chief Executive Officer	95	Director; Finance Committee
and President —		and Audit Committee
Gore Creek		Member — H&R
Capital, Ltd.		Block Corporation
(August 2009–Present)		(July 2008–Present)

Director; Investments
Committee, Capital
and Finance
Committee, and Audit
Committee Member —
Grange Insurance
(2013–Present)

Trustee; Chair of
Nominating and Governance
Committee and Audit
Committee Member —
The Merger Fund
(2013–Present),
The Merger Fund VL
(2013-Present),
WCM Alternatives:
Event-Driven Fund
(2013–Present),
and WCM Alternatives:
Credit Event Fund
(December 2017–Present)

Director; Chair of
Governance Committee
and Audit Committee
Member — International
Securities Exchange
(2010–2016)

Board of trustees / directors and officers addendum

Delaware Funds® by Macquarie

Name, Address,	Position(s)	Length of
and Birth Date	Held with Fund(s)	Time Served
Independent Trustees (continued)
Janet L. Yeomans	Trustee	Since April 1999
2005 Market Street
Philadelphia, PA 19103
July 1948
Officers
David F. Connor	Senior Vice President,	Senior Vice President since
2005 Market Street	General Counsel,	May 2013; General
Philadelphia, PA 19103	and Secretary	Counsel since May 2015;
December 1963		Secretary since
October 2005
Daniel V. Geatens	Vice President	Vice President and
2005 Market Street	and Treasurer	Treasurer since October 2007
Philadelphia, PA 19103
October 1972
Richard Salus	Senior Vice President	Senior Vice President and
2005 Market Street	and Chief Financial Officer	Chief Financial Officer
Philadelphia, PA 19103		since November 2006
October 1963

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.

Number of Portfolios in
Principal Occupation(s)	Fund Complex Overseen	Other Directorships
During the Past Five Years	by Trustee or Officer	Held by Trustee or Officer

Vice President and Treasurer	95	Director; Personnel and
(January 2006–July 2012),		Compensation Committee
Vice President —		Chair; Member of Nominating,
Mergers & Acquisitions		Investments, and Audit
(January 2003–January 2006),		Committees for various
and Vice President		periods throughout
and Treasurer		directorship —
(July 1995–January 2003) —		Okabena Company
3M Company		(2009–2017)

David F. Connor has served	95	None[3]
in various capacities at
different times at
Macquarie Investment
Management.
Daniel V. Geatens has served	95	None[3]
in various capacities at
different times at
Macquarie Investment
Management.
Richard Salus has served	95	None
in various capacities
at different times at
Macquarie Investment
Management.

[3]

David F. Connor and Daniel V. Geatens serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment advisor, principal underwriter, and transfer agent as the registrant. Mr. Geatens also serves as the Chief Financial Officer of the Optimum Fund Trust, and he is the Chief Financial Officer and Treasurer for Macquarie Global Infrastructure Total Return Fund Inc.

About the organization

Board of trustees

Shawn K. Lytle

President and

Chief Executive Officer

Delaware Funds®

by Macquarie

Philadelphia, PA

Thomas L. Bennett

Chairman of the Board

Delaware Funds

by Macquarie

Private Investor

Rosemont, PA

Jerome D. Abernathy

Managing Member

Stonebrook Capital

Management, LLC

Jersey City, NJ

Ann D. Borowiec

Former Chief Executive

Officer

Private Wealth Management

J.P. Morgan Chase & Co.

New York, NY

Joseph W. Chow

Former Executive Vice

President

State Street Corporation

Boston, MA

John A. Fry

President

Drexel University

Philadelphia, PA

Lucinda S. Landreth Former Chief Investment Officer Assurant, Inc. New York, NY Frances A. Sevilla-Sacasa Former Chief Executive Officer Banco Itaú International Miami, FL

Thomas K. Whitford

Former Vice Chairman

PNC Financial Services Group

Pittsburgh, PA

Christianna Wood

Chief Executive Officer

and President

Gore Creek Capital, Ltd.

Golden, CO

Janet L. Yeomans

Former Vice President and

Treasurer

3M Company

St. Paul, MN

Affiliated officers
David F. Connor	Daniel V. Geatens	Richard Salus
Senior Vice President,	Vice President and	Senior Vice President and
General Counsel,	Treasurer	Chief Financial Officer
and Secretary	Delaware Funds	Delaware Funds
Delaware Funds	by Macquarie	by Macquarie
by Macquarie	Philadelphia, PA	Philadelphia, PA
Philadelphia, PA

This annual report is for the information of Delaware Strategic Allocation Fund shareholders, but it may be used with prospective investors when preceded or accompanied by the Delaware Fund fact sheet for the most recently completed calendar quarter. These documents are available at delawarefunds.com/literature.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Forms N-PORT, as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities, are available without charge (i) upon request, by calling 800 523-1918; and (ii) on the SEC’s website at sec.gov. In addition, a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities and the Schedule of Investments included in the Fund’s most recent Form N-PORT are available without charge on the Fund’s website at delawarefunds.com/literature. The Fund’s Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.; information on the operation of the Public Reference Room may be obtained by calling 800 SEC-0330.

Information (if any) regarding how the Fund voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Fund’s website at delawarefunds.com/proxy; and (ii) on the SEC’s website at sec.gov.

Item 2. Code of Ethics

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. A copy of the registrant’s Code of Business Ethics has been posted on the Delaware Funds® by Macquarie Internet Web site at www.delawarefunds.com. Any amendments to the Code of Business Ethics, and information on any waiver from its provisions granted by the registrant, will also be posted on this Web site within five business days of such amendment or waiver and will remain on the Web site for at least 12 months.

Item 3. Audit Committee Financial Expert

The registrant’s Board of Trustees has determined that certain members of the registrant’s Audit Committee are audit committee financial experts, as defined below. For purposes of this item, an “audit committee financial expert” is a person who has the following attributes:

a. An understanding of generally accepted accounting principles and financial statements;

b. The ability to assess the general application of such principles in connection with the accounting for estimates, accruals, and reserves;

c. Experience preparing, auditing, analyzing, or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant’s financial statements, or experience actively supervising one or more persons engaged in such activities;

d. An understanding of internal controls and procedures for financial reporting; and

e. An understanding of audit committee functions.

An “audit committee financial expert” shall have acquired such attributes through:

a. Education and experience as a principal financial officer, principal accounting officer, controller, public accountant, or auditor or experience in one or more positions that involve the performance of similar functions;

b. Experience actively supervising a principal financial officer, principal accounting officer, controller, public accountant, auditor, or person performing similar functions;

c. Experience overseeing or assessing the performance of companies or public accountants with respect to the preparation, auditing, or evaluation of financial statements; or

d. Other relevant experience.

The registrant’s Board of Trustees has also determined that each member of the registrant’s Audit Committee is independent. In order to be “independent” for purposes of this item, the Audit Committee member may not: (i) other than in his or her capacity as a member of the Board of Trustees or any committee thereof, accept directly or indirectly any consulting, advisory or other compensatory fee from the issuer; or (ii) be an “interested person” of the registrant as defined in Section 2(a)(19) of the Investment Company Act of 1940.

The names of the audit committee financial experts on the registrant’s Audit Committee are set forth below:

Jerome D. Abernathy
John A. Fry
Thomas K. Whitford, Chair
Christianna Wood

Item 4. Principal Accountant Fees and Services

(a) Audit fees.

The aggregate fees billed for services provided to the registrant by its independent auditors for the audit of the registrant’s annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $49,240 for the fiscal year ended March 31, 2020.

The aggregate fees billed for services provided to the registrant by its independent auditors for the audit of the registrant’s annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $48,270 for the fiscal year ended March 31, 2019.

(b) Audit-related fees.

The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the registrant’s financial statements and not reported under paragraph (a) of this Item were $0 for the fiscal year ended March 31, 2020.

The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the financial statements of the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $909,000 for the registrant’s fiscal year ended March 31, 2020. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These audit-related services were as follows: year-end audit procedures; group reporting and subsidiary statutory audits.

The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the registrant’s financial statements and not reported under paragraph (a) of this Item were $0 for the fiscal year ended March 31, 2019.

The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the financial statements of the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $640,000 for the registrant’s fiscal year ended March 31, 2019. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These audit-related services were as follows: year-end audit procedures; group reporting and subsidiary statutory audits.

(c) Tax fees.

The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant were $6,501 for the fiscal year ended March 31, 2020. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These tax-related services were as follows: review of income tax returns and review of annual excise distribution calculations.

The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended March 31, 2020.

The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant were $5,738 for the fiscal year ended March 31, 2019. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These tax-related services were as follows: review of income tax returns and review of annual excise distribution calculations.

The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended March 31, 2019.

(d) All other fees.

The aggregate fees billed for all services provided by the independent auditors to the registrant other than those set forth in paragraphs (a), (b) and (c) of this Item were $0 for the fiscal year ended March 31, 2020.

The aggregate fees billed for all services other than those set forth in paragraphs (b) and (c) of this Item provided by the registrant’s independent auditors to the registrant’s adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended March 31, 2020. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

The aggregate fees billed for all services provided by the independent auditors to the registrant other than those set forth in paragraphs (a), (b) and (c) of this Item were $0 for the fiscal year ended March 31, 2019.

The aggregate fees billed for all services other than those set forth in paragraphs (b) and (c) of this Item provided by the registrant’s independent auditors to the registrant’s adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended March 31, 2019. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

(e) The registrant’s Audit Committee has established pre-approval policies and procedures as permitted by Rule 2-01(c)(7)(i)(B) of Regulation S-X (the “Pre-Approval Policy”) with respect to services provided by the registrant’s independent auditors. Pursuant to the Pre-Approval Policy, the Audit Committee has pre-approved the services set forth in the table below with respect to the registrant up to the specified fee limits. Certain fee limits are based on aggregate fees to the registrant and other registrants within the Delaware Funds® by Macquarie.

Service	Range of Fees
Audit Services
Statutory audits or financial audits for new Funds	up to $40,000 per Fund
Services associated with SEC registration statements (e.g., Form N-1A, Form N-14, etc.), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., comfort letters for closed-end Fund offerings, consents), and assistance in responding to SEC comment letters	up to $10,000 per Fund
Consultations by Fund management as to the accounting or disclosure treatment of transactions or events and/or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be considered “audit-related services” rather than “audit services”)	up to $25,000 in the aggregate
Audit-Related Services
Consultations by Fund management as to the accounting or disclosure treatment of transactions or events and /or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be considered “audit services” rather than “audit-related services”)	up to $25,000 in the aggregate
Tax Services
U.S. federal, state and local and international tax planning and advice (e.g., consulting on statutory, regulatory or administrative developments, evaluation of Funds’ tax compliance function, etc.)	up to $25,000 in the aggregate
U.S. federal, state and local tax compliance (e.g., excise distribution reviews, etc.)	up to $5,000 per Fund
Review of federal, state, local and international income, franchise and other tax returns	up to $5,000 per Fund

Under the Pre-Approval Policy, the Audit Committee has also pre-approved the services set forth in the table below with respect to the registrant’s investment adviser and other entities controlling, controlled by or under common control with the investment adviser that provide ongoing services to the registrant (the “Control Affiliates”) up to the specified fee limit. This fee limit is based on aggregate fees to the investment adviser and its Control Affiliates.

Service	Range of Fees
Non-Audit Services
Services associated with periodic reports and other documents filed with the SEC and assistance in responding to SEC comment letters	up to $10,000 in the aggregate

The Pre-Approval Policy requires the registrant’s independent auditors to report to the Audit Committee at each of its regular meetings regarding all services initiated since the last such report was rendered, including those services authorized by the Pre-Approval Policy.

(f) Not applicable.

(g) The aggregate non-audit fees billed by the registrant’s independent auditors for services rendered to the registrant and to its investment adviser and other service providers under common control with the adviser were $4,687,000 and $11,748,000 for the registrant’s fiscal years ended March 31, 2020 and March 31, 2019, respectively.

(h) In connection with its selection of the independent auditors, the registrant’s Audit Committee has considered the independent auditors’ provision of non-audit services to the registrant’s investment adviser and other service providers under common control with the adviser that were not required to be pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X. The Audit Committee has determined that the independent auditors’ provision of these services is compatible with maintaining the auditors’ independence.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Investments

(a) Included as part of report to shareholders filed under Item 1 of this Form N-CSR.

(b) Divestment of securities in accordance with Section 13(c) of the Investment Company Act of 1940.

Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

Not applicable.

Item 11. Controls and Procedures

The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of the filing of this report and have concluded that they are effective in providing reasonable assurance that the information required to be disclosed by the registrant in its reports or statements filed under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission.

There were no significant changes in the registrant’s internal control over financial reporting that occurred during the period covered by the report to stockholders included herein that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable.

Item 13. Exhibits

(a)	(1) Code of Ethics

Not applicable.

(2) Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Rule 30a-2 under the Investment Company Act of 1940 are attached hereto as Exhibit 99.CERT.

(3) Written solicitations to purchase securities pursuant to Rule 23c-1 under the Securities Exchange Act of 1934.

Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are furnished herewith as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf, by the undersigned, thereunto duly authorized.

DELAWARE GROUP® FOUNDATION FUNDS

SHAWN K. LYTLE
By:	Shawn K. Lytle
Title:	President and Chief Executive Officer
Date:	June 4, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

SHAWN K. LYTLE
By:	Shawn K. Lytle
Title:	President and Chief Executive Officer
Date:	June 4, 2020

RICHARD SALUS
By:	Richard Salus
Title:	Chief Financial Officer
Date:	June 4, 2020